---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                   High Yield
                                 Tax-Free Fund

                                AUGUST 31, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   -------------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072
                    ---------------------------------------

=============================CHAIRMAN'S MESSAGE=================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]
--------------------------------------------------------------------------------

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              By Frank A. Lucibella, CFA, Barry H. Evans, CFA, and
                     Dianne Sales, CFA, Portfolio Managers

                                  John Hancock
                            High Yield Tax-Free Fund

               Municipals decline, troubled by inflation worries
               -------------------------------------------------

Municipal bonds posted weak returns over the last 12 months, as investors became increasingly concerned that the strength of the U.S. economy would eventually translate into inflationary pressures and higher interest rates. At the beginning of the period last fall, the environment looked rather rosy. Many observers forecasted at the time that protracted economic problems overseas - namely in Asia and Latin America - would nip inflationary pressures in the bud. Because the Federal Reserve Board was worried that the problems in recession-wracked Asia and parts of Latin America would spill over into the U.S., it cut short-term interest rates on three separate occasions last fall as stimulative measures.

At the end of 1998 and early 1999, however, the Fed's stance and investor sentiment began to shift. Rather than slowing as originally anticipated, the U.S. economy continued to grow at a healthy pace, while much of Asia and Latin America started to show signs of life.

In response, the Fed signaled that it was no longer inclined to lower interest rates. In the months that followed, there was more and more evidence that inflationary pressures were building. Oil prices pushed against an important barrier of $20 per barrel, while key supplies for economic growth, such as copper and lumber, moved higher. Labor markets were extremely tight and the housing markets were on fire during the spring. It's important to note, however, that investors reacted to their fears of inflation, more than to the reality of it. To pull the reins in

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock High Yield Tax-Free Fund. Caption below reads "Fund management team members (l-r): "Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
--------------------------------------------------------------------------------

"Municipal bonds posted weak returns over the last 12 months..."

================================================================================

                 John Hancock Funds - High Yield Tax-Free Fund


"...health-care bonds were among the biggest disappointments..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into eleven sections (from top to left): Other 22%, Authority 2%, Industrial Development 2%, Water & Sewer 2%, Education 3%, General Obligation 4%, Housing 7%, Industrial Revenue 9%, Transportation 15%, Health 17% and Pollution Control 17%. A note below the chart reads "As a percentage of net assets on August 31, 1999."]
--------------------------------------------------------------------------------

on potential inflation, the Fed raised interest rates in June and again in August.

         Against this deteriorating interest-rate environment, municipals fared better than their taxable counterparts, although they still could not manage to break even over the last year. Early on, municipals underperformed U.S. Treasuries due to investors' general distaste for all bonds except "safe haven" Treasuries. Further impeding municipals' progress was an overabundance of supply stemming from issuers' appetite for issuing new, and refinancing old, debt at low interest rates. The tide turned more favorable in 1999, in large part because municipals were priced so attractively relative to Treasuries and attracted buyers as a result. Furthermore, municipal supply fell by about 25% compared to 1998, providing them with additional price support. As a group, high-yield bonds performed better than lower-yielding bonds during the period.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Marion County, WV followed by a down arrow with the phrase "Weak paper prices spark difficulty." The second listing is Premium-coupon bonds followed by an up arrow with the phrase "Income helps cushion against price declines." The third listing is Health-care bonds followed by a down arrow with the phrase "Federal reimbursement cutbacks." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Performance review

For the 12 months ended August 31, 1999, John Hancock High Yield Tax-Free Fund's Class A and Class B shares posted total returns of -0.98% and -1.69%, respectively, at asset value. By comparison, the average high-yield municipal bond fund returned -0.49%, according to Lipper, Inc.1 Class C shares, which were introduced on April 1, 1999, returned -2.70% from inception through August 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

         The reason for the Fund's slight lag stemmed from the poor performance of bonds issued by Marion County, West Virginia, for the purposes of helping to fund a paper pulp mill. Because the price of pulp and paper has been very weak during the past couple of years, this project came under severe pressure. With no sign that paper prices would rebound enough to make this project profitable over the near term, we sold the bonds back to the issuer, but for less money than we paid for them.

Managing interest-rate sensitivity

One major positive for performance was our active management of duration, which measures a bond's sensitivity to interest-rate changes. The longer the duration, the more a bond's price rises when rates fall and falls when rates rise. From September through December of 1998, we maintained a somewhat longer-than-average duration posture, which provided gains as interest rates fell. Based on our view that interest rates were potentially headed higher, we shortened our duration beginning about six months ago.

================================================================================

                 John Hancock Funds - High Yield Tax-Free Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 1999." The chart is scaled in increments of .5% with -3.0% at the bottom and 0% at the top. The first bar represents the -0.98% total return for John Hancock High Yield Tax-Free Fund Class A. The second bar represents the -1.69% total return for John Hancock High Yield Tax-Free Fund Class B. The third bar represents the -2.70%* total return for John Hancock High Yield Tax-Free Fund Class C. The fourth bar represents the -0.49% total return for Average high-yield municipal bond fund. A note below the chart reads "Total returns for John Hancock High Yield Tax-Free Fund are at net asset value with all distributions reinvested. The average high-yield municipal bond fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. * From inception April 1, 1999 through August 31, 1999."]
--------------------------------------------------------------------------------

We maintained that more defensive posture through the end of the period, keeping the Fund's duration slightly shorter than the average fund's. Having a shorter duration as interest rates rose was a definite plus for performance.

Leaders and laggards

Although nearly all of our securities came under pressure because of the unfavorable interest-rate backdrop, some held in better than others. Bonds that received a credit upgrade - such as those issued by Farmington County, New Mexico - were among the market's best performers. Premium-coupon bonds - those that offer investors a relatively high rate of stated interest - generally fared better than lower-coupon bonds. Their high levels of income helped cushion them against price declines caused by rising interest rates. On the flip side, health-care bonds were among the biggest disappointments during the year due to last year's bankruptcy of a large Philadelphia-based hospital system and cutbacks in Medicare and Medicaid reimbursements which put pressure on hospitals and other facilities.

Outlook

Our outlook calls for continued expansion of the U.S. economy over the next six months, although at a slower rate of growth. In our view, a moderate slowdown should keep inflation in check and interest rates locked into a rather tight range. From a technical market standpoint, we think municipals are poised to gain further ground on their Treasury counterparts. Municipals still offer attractive values relative to Treasuries, which should eventually foster stronger demand. Better demand, coupled with the drop-off in supply we've experienced in 1999, should provide firmer footing for the municipal market. We'll continue to stay focused on bonds with good call protection, so that if rates reverse course and begin to fall again we'll be insulated from having to surrender high yielding bonds. We'll also continue to focus on more liquid, well-known names because we believe that they will be poised to better withstand any further market difficulty. As always, we'll be on the lookout for opportunities to improve the Fund's diversification, yield and credit quality.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the Fund's prospectus for a discussion of the risks of investing in high-yield bonds.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


"Municipals still offer attractive values..."

================================================================================

                 John Hancock Funds - High Yield Tax-Free Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Tax-Free Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please read your prospectus carefully before you invest or send money. Please note that a portion of the Fund's income may be subject to taxes and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                      SINCE
                                                  ONE      FIVE     INCEPTION
                                                  YEAR     YEARS    (12/31/93)
                                                 -------  -------    --------
Cumulative Total Returns                         (3.16%)   29.52%      26.07%
Average Annual Total Returns(1)                  (3.16%)    5.31%       4.31%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                  ONE      FIVE     TEN
                                                  YEAR     YEARS    YEARS
                                                 -------  -------  --------
Cumulative Total Returns                         (4.14%)   28.79%   82.62%
Average Annual Total Returns(1)                  (4.14%)    5.19%    6.21%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                       SINCE
                                                                     INCEPTION
                                                                      (4/1/99)
                                                                      --------
Cumulative Total Return                                               (2.56%)
Average Annual Total Return(1)                                        (2.56%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of August 31, 1999

                                                                     SEC 30-DAY
                                                                        YIELD
                                                                       --------
John Hancock High Yield Tax-Free Fund: Class A                          4.99%
John Hancock High Yield Tax-Free Fund: Class B                          4.47%
John Hancock High Yield Tax-Free Fund: Class C                          4.47%

Notes to Performance

(1) The custodian fee was offset with balance credits during the year ended August 31, 1999. Without the balance credits, the average annual total return for the one-year period for Class A and Class B shares would have been (3.18%) and (4.16%), respectively. The effect to the average annual total return for the since inception period for Class C shares would have been less than 0.01%.

(2) Not annualized.

================================================================================

                 John Hancock Funds - High Yield Tax-Free Fund


--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Tax-Free Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock High Yield Tax-Free Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $13,344 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund on December 31, 1993, before sales charge, and is equal to $13,064 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Tax-Free Fund, after sales charge, and is equal to $12,481 as of August 31, 1999.

Line chart with the heading John Hancock High Yield Tax-Free Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $20,307 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund on August 31, 1989, before sales charge, and is equal to $18,007 as of August 31, 1999.

Line chart with the heading John Hancock High Yield Tax-Free Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $9,780 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund on April 1, 1999, before sales charge, and is equal to $9,730 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Tax-Free Fund, after sales charge, and is equal to $9,633 as of August 31, 1999.

* No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $151,042,723)..............  $158,219,182
 Cash ..........................................................     2,056,511
 Receivable for investments sold ...............................       435,094
 Receivable for shares sold ....................................       206,651
 Interest receivable ...........................................     2,596,207
 Other assets ..................................................        93,107
                                                                 -------------
                          Total Assets .........................   163,606,752
                          ----------------------------------------------------
Liabilities:
 Payable for shares repurchased ................................       114,387
 Payable for investments purchased .............................     1,329,297
 Payable for futures variation margin - Note A .................        34,900
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................       141,224
 Accounts payable and accrued expenses .........................        43,245
                                                                 -------------
                          Total Liabilities ....................     1,663,053
                          ----------------------------------------------------
Net Assets:
 Capital paid-in ...............................................   168,350,925
 Accumulated net realized loss on investments and
  financial futures contracts ..................................   (13,576,777)
 Net unrealized appreciation of investments ....................     7,176,459
 Distributions in excess of net investment income ..............        (6,908)
                                                                 -------------
                          Net Assets ...........................  $161,943,699
                          ====================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
  interest outstanding - 125,000,000 shares
  authorized with $0.01 per share par value)
 Class A - $48,860,731/5,408,953 ...............................         $9.03
 =============================================================================
 Class B - $112,853,504/12,493,045 .............................         $9.03
 =============================================================================
 Class C* - $229,464/25,402 ....................................         $9.03
 =============================================================================
Maximum Offering Price Per Share**
 Class A - ($9.03 x 104.71%) ...................................         $9.46
 =============================================================================

 * Class C shares commenced operations on April 1, 1999.

** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Interest ......................................................   $11,441,668
                                                                 -------------
Expenses:
 Investment management fee - Note B ............................     1,002,500
 Distribution and service fee - Note B
   Class A .....................................................       114,759
   Class B .....................................................     1,231,434
   Class C .....................................................           703
 Transfer agent fee - Note B ...................................       135,761
 Custodian fee .................................................        46,514
 Auditing fee ..................................................        37,349
 Registration and filing fees ..................................        29,782
 Accounting and legal services fee - Note B ....................        26,787
 Trustees' fees ................................................        11,214
 Printing ......................................................         7,851
 Miscellaneous .................................................         6,452
 Legal fees ....................................................         2,843
                                                                 -------------
                          Total Expenses .......................     2,653,949
                          ----------------------------------------------------
                          Less Expense Reductions -
                          Note B ...............................       (36,667)
                          ----------------------------------------------------
                          Net Expenses .........................     2,617,282
                          ----------------------------------------------------
                          Net Investment Income ................     8,824,386
                          ----------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
 Net realized loss on investments sold .........................    (1,848,181)
 Net realized loss on financial futures contracts ..............      (393,139)
 Change in net unrealized appreciation/depreciation
  of investments ...............................................    (9,050,854)
                                                                 -------------
                          Net Realized and Unrealized
                          Loss on Investments and
                          Financial Futures Contracts ..........   (11,292,174)
                          ----------------------------------------------------
                          Net Decrease in Net Assets
                          Resulting from Operations ............   ($2,467,788)
                          ====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund



Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               YEAR ENDED AUGUST 31,
                                                                                  -----------------------------------------------
                                                                                         1998                       1999
                                                                                  -------------------        --------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ........................................................       $8,691,204                   $8,824,386
 Net realized loss on investments sold and financial futures contracts ........         (554,208)                  (2,241,320)
 Change in net unrealized appreciation/depreciation of investments and
  financial futures contracts .................................................        6,172,597                   (9,050,854)
                                                                                ----------------             ----------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ............       14,309,593                   (2,467,788)
                                                                                ----------------             ----------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.5394 and $0.5346 per share, respectively) .....................       (2,047,191)                  (2,592,579)
  Class B - ($0.4683 and $0.4663 per share, respectively) .....................       (6,610,696)                  (6,228,402)
  Class C** - (none and $0.1838 per share, respectively) ......................            -                           (3,404)
                                                                                ----------------             ----------------
  Total Distributions to Shareholders .........................................       (8,657,887)                  (8,824,385)
                                                                                ----------------             ----------------
From Fund Share Transactions - Net : * ........................................       (5,014,174)                   1,013,866
                                                                                ----------------             ----------------
Net Assets:
 Beginning of period ..........................................................      171,584,474                  172,222,006
                                                                                ----------------             ----------------
 End of period (including distributions in excess of net investment income
  of $9,567 and $6,908, respectively) .........................................     $172,222,006                 $161,943,699
                                                                                ================             ================




The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                              PERIOD FROM                   PERIOD FROM
                                                           DECEMBER 31, 1993                 NOVEMBER 1,
                                                           (COMMENCEMENT OF   YEAR ENDED     1995 TO       YEAR ENDED AUGUST 31,
                                                            OPERATIONS) TO    OCTOBER 31,   AUGUST 31,  ---------------------------
                                                           OCTOBER 31, 1994    1995(2)       1996(6)      1997     1998      1999
                                                           ----------------  ------------ ------------  --------  --------  -------
CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period....................        $9.85           $8.82       $9.47      $9.16     $9.34     $9.65
                                                               -------         -------    --------    -------   -------   -------
 Net Investment Income ..................................         0.48(1)         0.57        0.49(1)    0.56(1)   0.54(1)   0.53(1)
 Net Realized and Unrealized Gain (Loss) on Investments
  Sold and Financial Futures Contracts ..................        (0.94)           0.70       (0.30)      0.18      0.31     (0.62)
                                                               -------         -------    --------    -------   -------   -------
   Total from Investment Operations .....................        (0.46)           1.27        0.19       0.74      0.85     (0.09)
                                                               -------         -------    --------    -------   -------   -------
 Less Distributions:
  Dividends from Net Investment Income ..................        (0.48)          (0.58)      (0.50)     (0.56)    (0.54)    (0.53)
  Distributions in Excess of Net Investment Income ......        (0.09)          (0.04)         -          -         -         -
                                                               -------         -------    --------    -------   -------   -------
   Total Distributions ..................................        (0.57)          (0.62)      (0.50)     (0.56)    (0.54)    (0.53)
                                                               -------         -------    --------    -------   -------   -------
 Net Asset Value, End of Period .........................        $8.82           $9.47       $9.16      $9.34     $9.65     $9.03
                                                               =======         =======    ========    =======   =======   =======
 Total Investment Return at Net Asset Value (3) .........        4.96%(4)       14.85%       1.96%(4)   8.29%     9.34%    (0.98%)
 Total Adjusted Investment Return at Net Asset Value (3,9)         -               -           -          -         -      (1.00%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...............      $15,401         $14,225     $23,663    $32,199   $40,725   $48,869
 Ratio of Expenses to Average Net Assets ................        1.15%(5)        1.06%       1.10%(5)   1.06%     1.00%(7)  1.00%(7)
 Ratio of Net Investment Income to Average Net Assets ...        6.08%(5)        6.36%       6.39%(5)   6.00%     5.66%     5.65%(8)
 Portfolio Turnover Rate ................................          62%             64%         38%        51%       35%       39%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.


============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                                 OCTOBER 31,         PERIOD FROM          YEAR ENDED AUGUST 31,
                                                             -------------------  NOVEMBER 1, 1995 TO  ---------------------------
                                                               1994     1995(2)    AUGUST 31, 1996(6)   1997      1998       1999
                                                             --------  ---------  -------------------  -------  --------   -------
CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period .....................    $9.98      $8.82           $9.47        $9.16     $9.34      $9.65
                                                            --------   --------        --------     --------  --------   --------
 Net Investment Income ....................................     0.48       0.51            0.44(1)      0.49(1)   0.47(1)    0.47(1)
 Net Realized and Unrealized Gain (Loss) on Investments
  Sold and Financial Futures Contracts ....................    (0.90)      0.69           (0.31)        0.18      0.31      (0.62)
                                                            --------   --------        --------     --------  --------   --------
   Total from Investment Operations .......................    (0.42)      1.20            0.13         0.67      0.78      (0.15)
                                                            --------   --------        --------     --------  --------   --------
 Less Distributions:
  Dividends from Net Investment Income ....................    (0.48)     (0.51)          (0.44)       (0.49)    (0.47)     (0.47)
  Distributions in Excess of Net Investment Income ........    (0.07)     (0.04)             -            -         -          -
  Distributions from Net Realized Gain on Investments Sold     (0.19)        -               -            -         -         -
                                                            --------   --------        --------     --------  --------   --------
   Total Distributions ....................................    (0.74)     (0.55)          (0.44)       (0.49)    (0.47)     (0.47)
                                                            --------   --------        --------     --------  --------   --------
 Net Asset Value, End of Period ...........................    $8.82      $9.47           $9.16        $9.34     $9.65      $9.03
                                                            ========   ========        ========     ========  ========   ========
 Total Investment Return at Net Asset Value (3) ...........   (4.44%)    13.99%           1.36%(4)     7.51%     8.53%     (1.69%)

 Total Adjusted Investment Return at Net Asset Value (3,9)       -          -               -            -         -       (1.71%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ................. $151,069   $155,234        $147,669     $139,385  $131,497   $112,873
 Ratio of Expenses to Average Net Assets ..................    1.85%      1.79%           1.81%(5)     1.81%     1.75%(7)   1.73%(7)
 Ratio of Net Investment Income to Average Net Assets .....    5.36%      5.61%           5.65%(5)     5.28%     4.92%      4.93%(8)
 Portfolio Turnover Rate ..................................      62%        64%             38%          51%       35%        39%



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                  PERIOD FROM
                                                                 APRIL 1, 1999
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                                AUGUST 31, 1999
                                                                ---------------
CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period.........................       $9.47
                                                                  --------
 Net Investment Income (1) ...................................        0.18
 Net Realized and Unrealized Loss on Investments
  Sold and Financial Futures Contracts .......................       (0.44)
                                                                  --------
   Total from Investment Operations ..........................       (0.26)
                                                                  --------
 Less Distributions:
  Dividends from Net Investment Income .......................       (0.18)
                                                                  --------
 Net Asset Value, End of Period ..............................       $9.03
                                                                  ========

 Total Investment Return at Net Asset Value (3) ..............      (2.70%)(4)
 Total Adjusted Investment Return at Net Asset Value (3,9) ...      (2.71%)(4)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ....................        $229
 Ratio of Expenses to Average Net Assets .....................       1.76%(5,7)
 Ratio of Net Investment Income to Average Net Assets ........       4.84%(5,8)
 Portfolio Turnover Rate .....................................         39%


(1) Based on the average of the shares outstanding at the end of each month.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Effective August 31, 1996, the fiscal period end changed from October 31 to
    August 31.
(7) The ratio of expenses to average net assets for the years ended August 31,
    1998 and 1999 excludes the effect of balance credits described in Note B. If these expense reductions were included, the effect to the ratio of expenses to average net assets would have been less than 0.01% for Class A and Class B shares for the year ended August 31, 1998 and the ratio of expenses to average net assets would have been 0.98%, 1.71% and 1.74% for Class A, Class B and Class
    C shares, respectively, for the year ended August 31, 1999.
(8) The ratio of net investment includes the effect of balance credits described in Note B. If the expense reductions were excluded, the effect to the ratio of net investment income to average net assets would have been less than 0.01% for
    Class A and Class B shares for the year ended August 31, 1998 and the ratio of net investment income to average net assets would have been 5.63%, 4.91% and
    4.82% for Class A, Class B and Class C shares, respectively, for the year ended
    August 31, 1999.
(9) An estimated return that does not take into consideration fee reductions by the Adviser during the periods shown.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund

Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by High
Yield Tax-Free Fund on August 31, 1999. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                                PAR VALUE                 YIELD
                                                           INTEREST     MATURITY     CREDIT       (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                   RATE         DATE       RATING*     OMITTED)      VALUE      MARKET +
--------------------------                                   ----         ----       -------     --------      -----      --------

TAX-EXEMPT LONG-TERM BONDS
Alaska (0.58%)
 Anchorage, City of,
  Ice Rink Rev ............................................  6.375%     01-01-20      BB+         $1,000     $940,350      6.78%
                                                                                                           ----------
Arizona (0.58%)
 Peoria Arizona Industrial Development Auth,
  Rev Ref-Sierra Winds Life-Ser A .........................  6.250      08-15-20      BB+          1,000      945,380      6.61
                                                                                                           ----------
California (18.10%)
 ABAG Finance Authority for Nonprofit Corps.,
  Cert of Part Nat'l Center for Int'l Schools Proj ........  7.375      05-01-18      BB+          1,000    1,047,380      7.04
 Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Sr Lien Cap Apprec Ser A ....................   Zero      01-01-18      BBB-         7,950    2,847,213      5.68
  Toll Rd Rev Ref Conv Cap Apprec .........................   Zero      01-15-23      BBB-         3,000    1,608,330      6.14
  Toll Road Rev Ref Conf Cap Apprec .......................   Zero      01-15-29      BBB-         2,000    1,055,000      6.20
 Los Angeles Community Facilities District,
  Spec Tax No 3 Cascades Business Park Proj ...............  6.400      09-01-22      BB+          1,000    1,011,400      6.33
 Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of Millbrae Proj  7.375      09-01-27      BB           1,000    1,032,310      7.14
 Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A ......................  6.250      01-01-30      BB+          1,500    1,440,480      6.51
 San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj ...................  5.500      08-01-17      A-           4,500    4,414,410      5.61
 San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES ........................  7.484#     04-23-08      AAA          1,000    1,120,000      6.68
 San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj ....................  8.500      12-01-26      BB           2,000    2,222,580      7.65
 San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Conv Cap Apprec Ser A .......................   Zero      01-15-19      BBB-         3,000    1,859,160      6.11
  Toll Rd Rev Sr Lien .....................................  5.000      01-01-33      BBB-         1,000      866,740      5.77
 San Jose Unified School District,
  GO Cap Apprec Ser 1997A .................................   Zero      08-01-21      AAA          2,830      806,069      5.81
 South Orange County Public Financing Auth,
  Spec Tax Rev Levrrs Inflows .............................  8.320#     08-15-17      AAA          7,500    7,978,125      7.82
                                                                                                           ----------
                                                                                                           29,309,197
                                                                                                           ----------
Colorado (2.33%)
 Arapahoe County Capital Improvement Trust Fund,
  Highway Rev Current Ser E-470 ...........................  6.950      08-31-20      AAA          2,500    2,864,950      6.06


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund



                                                                                                PAR VALUE                 YIELD
                                                           INTEREST     MATURITY     CREDIT       (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                   RATE         DATE       RATING*     OMITTED)      VALUE      MARKET +
--------------------------                                   ----         ----       -------     --------      -----      --------

Colorado (continued)
 Black Hawk, City of,
  Device Tax Rev ..........................................  5.625%     12-01-21      BB+         $1,000     $913,570      6.16%
                                                                                                           ----------
                                                                                                            3,778,520
                                                                                                           ----------
Connecticut (1.48%)
 Connecticut State Development Auth,
  Aquarium Proj Rev Ser A Mystic MarineLife Aquarium Proj .  7.000      12-01-27      BB+          1,000    1,026,240      6.82
 Mashantucket (Western) Pequot Tribe,
  Spec Rev Sub Ser A ....................................... 5.500      09-01-28      BBB-         1,500    1,374,495      6.00
                                                                                                           ----------
                                                                                                            2,400,735
                                                                                                           ----------
District of Columbia (1.87%)
 District of Columbia,
  Cert of Part Ser 1993 .................................... 7.300      01-01-13      BBB-         1,000    1,056,890      6.91
   GO 1996 Ser A ........................................... 6.375      06-01-16      AAA          1,780    1,972,240      5.75
                                                                                                           ----------
                                                                                                            3,029,130
                                                                                                           ----------
Florida (5.93%)
 Grand Haven Community Development District,
  Spec Assessment Ser B .................................... 6.900      05-01-19      BB+            750      758,063      6.83
 Hillsborough County Aviation Auth,
  Rev Special Purpose Facility Imp US Air Proj ............. 8.600      01-15-22      B+           2,000    2,156,460      7.98
 Homestead, City of,
  Ind'l Development Rev Ser A Community Rehab Proj ......... 7.950      11-01-18      BB           3,470    3,666,645      7.52
 Orlando, City of,
  Spec Assessment Rev Conroy Rd Interchange Proj
   Ser 1998A ............................................... 5.800      05-01-26      BB+          1,000      925,420      6.27
 South Indian River Water Control District,
  Rev Egret Landing Proj Section 15 Phase 1 ................ 7.500      11-01-18      BB+          2,000    2,108,740      7.11
                                                                                                           ----------
                                                                                                            9,615,328
                                                                                                           ----------
Idaho (0.61%)
 Power County Industrial Development Corp.,
  Solid Waste Disposal Rev FMC Corp Proj ................... 6.450      08-01-32      BBB-         1,000      998,030      6.46
                                                                                                           ----------
Illinois (7.53%)
 Bedford Park, City of,
  Tax Increment Rev Ref 71st & Cicero Proj ................. 7.000      01-01-06      BBB-           650      678,269      6.71
  Tax Increment Rev Ref 71st & Cicero Proj ................. 7.375      01-01-12      BBB-         1,000    1,050,830      7.02
  Tax Increment Rev Sr Lien Mark IV Proj ................... 9.750      03-01-12      AAA            960    1,087,296      8.61
 Chicago, City of,
  Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
   American Airlines, Inc. ................................. 8.200      12-01-24      BBB-         1,500    1,700,835      7.23
 Illinois Health Facilities Auth,
  Rev Ser A Fairview Obligated Group Proj .................. 9.500      10-01-22      BB           2,500    2,894,450      8.21
  Rev Ser B Fairview Obligated Group Proj .................. 9.000      10-01-22      BB           1,500    1,719,075      7.85
 Metropolitan Pier & Exposition Auth,
  Rev Ref McCormick Pl Expn Proj-Ser A** ................... 5.250      12-15-28      AAA          1,000      918,910      5.71
 Round Lake Beach, City of,
  Tax Increment Rev Ref .................................... 7.500      12-01-13      BBB-         2,000    2,146,600      6.99
                                                                                                           ----------
                                                                                                           12,196,265
                                                                                                           ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund



                                                                                                PAR VALUE                 YIELD
                                                           INTEREST     MATURITY     CREDIT       (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                   RATE         DATE       RATING*     OMITTED)      VALUE      MARKET +
--------------------------                                   ----         ----       -------     --------      -----      --------

Indiana (1.34%)
 Wabash, County of,
  Solid Waste Disp Rev Jefferson Smurfit Corp Proj.........  7.500%     06-01-26       BB         $2,000    $2,172,700     6.90%
                                                                                                            ----------
Iowa (0.57%)
 Iowa Finance Auth,
  Health Care Facil Rev Ref Care Initiatives Proj Ser B ...  5.750      07-01-18       BB            715       663,742     6.19
  Hlth Care Facil Rev Ref Care Initiatives Proj ...........  9.250      07-01-25       BB            200       252,912     7.31
                                                                                                            ----------
                                                                                                               916,654
                                                                                                            ----------
Kansas (1.92%)
 Kansas Development Finance Auth,
  Multifamily Hsg Rev Ref Ser Y ...........................  6.125      12-01-28       BBB-        1,000       941,750     6.50
 Prairie Village, City of,
  Rev Ser A Claridge Court Proj ...........................  8.750      08-15-23       BBB-        2,000     2,165,700     8.08
                                                                                                            ----------
                                                                                                             3,107,450
                                                                                                            ----------
Kentucky (3.22%)
 Kenton County Airport Board,
  Rev Spec Facil Delta Airlines Inc Ser 1985 ..............  7.800      12-01-15       BBB-        2,500     2,566,850     7.60
  Rev Spec Facil Delta Airlines Proj Ser B ................  7.250      02-01-22       BBB-        2,500     2,646,400     6.85
                                                                                                            ----------
                                                                                                             5,213,250
                                                                                                            ----------
Louisiana (0.58%)
 Louisiana Public Facilities Auth,
  Progressive Hlthcare Rev ................................  6.375      10-01-20       BB-         1,000       931,570     6.84
                                                                                                            ----------
Maryland (1.39%)
 Baltimore, County of,
  Poll Control Rev Ref Bethlehem Steel Corp Proj ..........  7.500      06-01-15       B+          1,000     1,062,770     7.06
 Maryland Economic Development Corp.,
  Student Rev Collegiate Hsg Courtyard Proj Ser 1999A .....  5.750      06-01-24       Baa3        1,250     1,187,475     6.05
                                                                                                            ----------
                                                                                                             2,250,245
                                                                                                            ----------
Massachusetts (3.91%)
 Massachusetts Development Finance Agency,
  Rev Lasell Village Proj Ser 1998A .......................  6.375      12-01-25       BBB-        1,000       927,050     6.88
 Massachusetts Industrial Finance Agency,
  Rev Ser A Southeastern Mass Proj ........................  9.000      07-01-15       BB          2,800     3,041,584     8.29
 Massachusetts Port Auth,
  Spec Proj Rev Harborside Hyatt Hotel .................... 10.000      03-01-26       BBB-        2,200     2,359,896     9.32
                                                                                                            ----------
                                                                                                             6,328,530
                                                                                                            ----------
Michigan (2.87%)
 Waterford, Township of,
  Economic Dev Corp Rev Ref Canterbury Hlth ...............  6.000      01-01-39       BB-         3,620     3,488,775     6.23
 Wayne Charter, County of,
  Spec Airport Facil Rev Ref Ser 1995
   Northwest Airlines, Inc. ...............................  6.750      12-01-15       BB+         1,120     1,157,352     6.53
                                                                                                            ----------
                                                                                                             4,646,127
                                                                                                            ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund



                                                                                                PAR VALUE                 YIELD
                                                           INTEREST     MATURITY     CREDIT       (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                   RATE         DATE       RATING*     OMITTED)      VALUE      MARKET +
--------------------------                                   ----         ----       -------     --------      -----      --------

Minnesota (0.59%)
 Minneapolis, City of,
  Rev Ref Walker Methodist Sr Servs Ser 1998A .............  6.000%     11-15-28      BB+         $1,000     $950,220      6.31%
                                                                                                           ----------
Mississippi (0.81%)
 Mississippi Business Finance Corp.,
  Mississippi Poll Control Rev Ref
   Sys Energy Resources Inc Proj ..........................  5.900      05-01-22      BBB-         1,400    1,311,954      6.30
                                                                                                           ----------
Missouri (0.65%)
 Lees Summit Industrial Development Auth,
  Hlth Facil Rev Ref & Imp John Knox Vlg Proj .............  7.125      08-15-12      A-           1,000    1,045,030      6.82
                                                                                                           ----------
New Hampshire (2.06%)
 New Hampshire Business Finance Auth,
  Poll Control Rev Ref Ser D Pub Serv Co ..................  6.000      05-01-21      BBB-         1,000      941,100      6.38
 New Hampshire Higher Educational and
  Health Facilities Auth, Rev Littleton Hosp Assn-Ser A ...  5.900      05-01-18      BB-          1,500    1,395,690      6.34
  Rev New Hampshire College ...............................  6.375      01-01-27      BBB-         1,000    1,000,240      6.37
                                                                                                           ----------
                                                                                                            3,337,030
                                                                                                           ----------
New Jersey (5.73%)
 Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing Proj .........  9.875      01-01-21      BB-          1,500    1,777,080      8.34
 New Jersey Economic Development Auth,
  Rev Ref Ind'l Development Newark Airport
   Marriott Hotel Proj ....................................  7.000      10-01-14      BBB-         2,500    2,659,250      6.58
  Rev Ref Ser J Holt Hauling Proj .........................  8.500      11-01-23      BBB          2,500    2,774,225      7.66
 New Jersey Health Care Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj .................  8.000      07-01-27      BB+          2,000    2,068,360      7.74
                                                                                                           ----------
                                                                                                            9,278,915
                                                                                                           ----------
New Mexico (0.94%)
 Farmington, County of,
  Poll Control Rev Ref Ser A Pub Serv Co of New Mexico
   San Juan Proj ..........................................  6.400      08-15-23      BBB-         1,500    1,516,920      6.33
                                                                                                           ----------
New York (4.17%)
 Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj ....................  8.250      10-01-26      BB+          1,425    1,561,885      7.53
 Islip Community Development Agency,
  Community Dev Rev Ref NY Institute of Technology Proj ...  7.500      03-01-26      BB-          2,000    2,138,060      7.02
 New York City Industrial Development Agency,
  Rev Ref LaGuardia Assoc LP Proj .........................  6.000      11-01-28      BB+          1,000      952,530      6.30
 New York, City of,
  GO Fiscal 1994 Ser B1 Preref ............................  7.300      08-15-11      A-             950    1,074,117      6.46
  GO Fiscal 1997 Ser J ....................................  6.000      08-01-17      A-           1,000    1,021,670      5.87
                                                                                                           ----------
                                                                                                            6,748,262
                                                                                                           ----------
Ohio (5.40%)
 Bedford, County of,
  Rev Ref Community Hosp Bedford Inc. .....................  8.500      05-15-09      AA           1,200    1,246,260      8.18


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund



                                                                                                PAR VALUE                 YIELD
                                                           INTEREST     MATURITY     CREDIT       (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                   RATE         DATE       RATING*     OMITTED)      VALUE      MARKET +
--------------------------                                   ----         ----       -------     --------      -----      --------

Ohio (continued)
 Cleveland, City of,
  Parking Facil Imp Rev ...................................  8.000%     09-15-12      AAA        $1,000     $1,119,640     7.15%
  Parking Facil Imp Rev ...................................  8.100      09-15-22      AAA         2,000      2,244,800     7.22
 Lorain, County of,
  Rev 1st Mtg Ser A Kendal At Oberlin Proj ................  8.625      02-01-22      AA          3,300      3,672,636     7.75
 Ohio, State of,
  Environmental Imp Rev Ref USX Corp Proj .................  5.625      05-01-29      BBB-          500        453,650     6.20
                                                                                                            ----------
                                                                                                             8,736,986
                                                                                                            ----------
Oklahoma (1.33%)
 Tulsa Municipal Airport Trust, Trustees of,
  Rev American Airlines, Inc. .............................  7.350      12-01-11      BBB-        2,000      2,155,700     6.82
                                                                                                            ----------
Oregon (2.53%)
 Oregon, State of,
  Economic Development Rev Ref Ser 183
   Georgia-Pacific Corp Proj ..............................  5.700      12-01-25      Baa2        1,000        952,880     5.98
 Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj ..................  7.125      01-01-21      BBB-        3,000      3,149,610     6.79
                                                                                                            ----------
                                                                                                             4,102,490
                                                                                                            ----------
Pennsylvania (8.46%)
 Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
   Beaver Valley Proj .....................................  7.750      05-01-20      BB+         2,500      2,772,875     6.99
  Poll Control Rev Ref Cleveland Elec Proj ................  7.625      05-01-25      BB+         1,600      1,755,360     6.95
 Chester County Industrial Development Auth,
  Rev 1st Mtg Rha/Pa Nursing Home ......................... 10.125      05-01-19      B-            193        159,596    12.24
 Lehigh County General Purpose Auth,
  Rev Ref KidsPeace Oblig Group ...........................  6.000      11-01-18      BB          1,000        949,740     6.32
 Montgomery County Redevelopment Auth,
  Multifamily Hsg Rev Ser A KBF Assoc L.P. Proj ...........  6.500      07-01-25      BBB+        2,500      2,553,100     6.36
 Pennsylvania Economic Development Finance Auth,
  Ser B Qualified Residential
   RSI Properties/Greensburg LLC Proj .....................  8.000      09-01-27      BB          1,000        950,560     8.42
 Philadelphia Hospitals and Higher Education Facilities Auth,
  Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj ...  8.625      07-01-21      BBB         2,300      2,514,958     7.89
 Philadelphia Industrial Development Auth,
  Commercial Devel Rev Ref Ser A Doubletree Proj ..........  6.500      10-01-27      BB+         2,000      2,040,760     6.37
                                                                                                            ----------
                                                                                                            13,696,949
                                                                                                            ----------
Rhode Island (1.40%)
 Providence Redevelopment Agency,
  Cert of Part Ser 1994A ..................................  8.000      09-01-24      BBB-        2,135      2,274,415     7.51
                                                                                                            ----------
South Carolina (0.99%)
 Piedmont Municipal Power Agency,
  Elec Rev Ref Ser 1986A ..................................  5.750      01-01-24      BBB-        1,730      1,597,447     6.23
                                                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund



                                                                                                PAR VALUE                 YIELD
                                                           INTEREST     MATURITY     CREDIT       (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                   RATE         DATE       RATING*     OMITTED)      VALUE      MARKET +
--------------------------                                   ----         ----       -------     --------      -----      --------

Utah (2.99%)
 Carbon, County of,
  Solid Waste Disp Rev Ref Ser A East Carbon
   Development Corp ......................................   9.000%     07-01-12       BBB-       $2,000    $2,112,240     8.52%
  Solid Waste Disp Rev Ref Sunnyside Cogeneration Proj ...   9.250      07-01-18       B           1,900     1,140,000    15.42
 Tooele, County of,
  Poll Control Rev Ref Ser A Laidlaw Environmental Proj ..   7.550      07-01-27       BBB-        1,500     1,595,445     7.10
                                                                                                            ----------
                                                                                                             4,847,685
                                                                                                            ----------
Virgin Islands (0.62%)
 Virgin Islands Public Finance Auth,
  Rev Sub Lien Fd Ln Notes Ser E .........................   6.000      10-01-22       BB+         1,000     1,000,340     6.00
                                                                                                            ----------
Virginia (2.82%)
 Hopewell Industrial Development Auth,
  Resource Recovery Rev Ref Stone Container Corp Proj ....   8.250      06-01-16       BB          2,400     2,582,016     7.67
 Pocahontas Parkway Association,
  Toll Rd Rev Cap Apprec-1st Tier-Sub-Ser C ..............    Zero      08-15-20       Ba1         4,000     1,013,480     6.66
  Toll Rd Rev Cap Apprec-1st Tier-Sub-Ser C ..............    Zero      08-15-21       Ba1         4,100       972,930     6.66
                                                                                                            ----------
                                                                                                             4,568,426
                                                                                                            ----------
Washington (0.82%)
 Spokane County Industrial Development Corp,
  Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj ......   7.600      03-01-27       BB-         1,250     1,326,962     7.16
                                                                                                            ----------
West Virginia (0.58%)
 South Charleston, City of,
  Poll Control Rev Ref Union Carbide Corp Proj ...........   5.100      01-01-12       BBB         1,000       943,990     5.40
                                                                                                            ----------

                                                              TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                           (Cost $151,042,723)   (97.70%)  158,219,182
                                                                                                  -------  -----------
                                                             OTHER ASSETS AND LIABILITIES, NET    (2.30%)    3,724,517
                                                                                                  -------  -----------
                                                                              TOTAL NET ASSETS  (100.00%) $161,943,699
                                                                                                ========  ============


 * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where
   Standard & Poor's ratings are not available.

** This security having an aggregate value of $918,910 or 0.57% of the Fund's net asset value, has been purchased on a when-issued basis. The purchase price and the interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $1,063,750 of South Orange County Public Financing Authority, 8.32%,
   08-15-17, has been segregated to cover the when-issued commitments.

 + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

 # Represents rate in effect on August 31, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19

============================FINANCIAL STATEMENTS================================

                 John Hancock Funds - High Yield Tax-Free Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The High Yield Tax-Free Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1999, assigned to the various sector categories.

                                                                MARKET VALUE
                                                              AS A PERCENTAGE
                                                                 OF FUND'S
SECTOR DISTRIBUTION                                              NET ASSETS
-------------------                                           ---------------

General Obligation .......................................         3.86%
Revenue Bonds - Authority ................................         2.49
Revenue Bonds - Economic Development .....................         1.18
Revenue Bonds - Education ................................         3.32
Revenue Bonds - Electric .................................         0.99
Revenue Bonds - Facility .................................         1.40
Revenue Bonds - General Purpose ..........................         0.59
Revenue Bonds - Health ...................................        16.89
Revenue Bonds - Highway ..................................         1.23
Revenue Bonds - Housing ..................................         6.82
Revenue Bonds - Improvement ..............................         0.28
Revenue Bonds - Industrial Development ...................         1.79
Revenue Bonds - Industrial Revenue .......................         8.60
Revenue Bonds - Lease ....................................         0.65
Revenue Bonds - Multi-Family .............................         0.58
Revenue Bonds - Other ....................................        11.33
Revenue Bonds - Pollution Control Facilities .............        16.93
Revenue Bonds - Recreation Facility ......................         0.58
Revenue Bonds - Special Assessment .......................         1.04
Revenue Bonds - Tax & Revenue Anticipation ...............         0.56
Revenue Bonds - Transportation ...........................        14.60
Revenue Bonds - Water & Sewer ............................         1.99
                                                             ----------
                          TOTAL TAX-EXEMPT LONG-TERM BONDS        97.70%
                                                             ==========



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       20

========================NOTES TO FINANCIAL STATEMENTS===========================

                 John Hancock Funds - High Yield Tax-Free Fund


NOTE A -

ACCOUNTING POLICIES

John Hancock Tax-Free Bond Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock High Yield Tax-Free Fund
(the "Fund") and John Hancock Tax-Free Bond Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with the preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Fund issued
Class C shares for the first time on April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Board of Trustees may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding that distribution plan.

          Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group,
Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $9,410,341 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
August 31, 2002 - $2,239,021, August 31, 2003 - $205,838, August 31, 2004 -
$3,207,633, August 31, 2005 - $716,668 and August 31, 2006 - $3,041,181.
Additionally, net capital losses of $2,898,289 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (September 1, 1999) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or

                                       21

========================NOTES TO FINANCIAL STATEMENTS===========================

                 John Hancock Funds - High Yield Tax-Free Fund

to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue
Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains
(losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes.
Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreement previously in effect was terminated. This agreement enables the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each Fund, based on its borrowing. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended August 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded.
Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates.
Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss.
Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         At August 31, 1999, there were no open positions in financial futures contracts.

OPTIONS The Fund may buy or sell options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.


                                       22


========================NOTES TO FINANCIAL STATEMENTS===========================

                 John Hancock Funds - High Yield Tax-Free Fund


         The Fund may use option contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or
"notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk").
Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

         At August 31, 1999, there were no open written options contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

         The Fund has an agreement with its custodian bank under which $36,667 of custodian fees have been reduced by balance credits applied during the year ended August 31, 1999. If the Fund had not entered into this agreement the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc.
("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended
August 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $270,239. Out of this amount, $23,778 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $226,143 was paid as sales commissions to unrelated broker-dealers and $20,318 was paid as sales commissions to sales personnel of Signator Investors, Inc.
("Signator Investors"), a related broker-dealer, formerly known as John Hancock
Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life
Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator
Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $256,863.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares. There were no contingent deferred sales charges received by JH Funds for the year ended
August 31, 1999.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the
Investment Company Act of 1940. Accordingly, the Fund will make payments to JH
Funds for distribution and service

                                       23

========================NOTES TO FINANCIAL STATEMENTS===========================

                 John Hancock Funds - High Yield Tax-Free Fund


expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse
JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair
Practice of the National Association of Securities Dealers. Under the amended
Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature
Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The
Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John
Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the fiscal year ended August 31, 1999, aggregated $66,683,781 and $72,503,451, respectively. There were no purchases or sales of obligations of the U.S.
government and its agencies during the fiscal year ended August 31, 1999.

         The cost of investments owned at August 31, 1999 for federal income tax purposes was $151,042,723. Gross unrealized appreciation and depreciation of investments aggregated $9,927,702 and $2,751,243, respectively, resulting in net unrealized appreciation of $7,176,459.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $594, a decrease in distributions in excess of net investment income of $2,658 and a decrease in capital paid-in of $3,252. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                       24


================================================================================

                 John Hancock Funds - High Yield Tax-Free Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Tax-Free Bond Trust-
 John Hancock High Yield Tax-Free Fund

We have audited the accompanying statement of assets and liabilities of the John
Hancock High Yield Tax-Free Fund (the "Fund"), one of the portfolios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers, and other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Tax-Free Fund of the John Hancock
Tax-Free Bond Trust at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

/s/Ernst & Young
----------------

Boston, Massachusetts
October 8, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1999.

         None of the 1999 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.94% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 15.14%.

         None of the income dividends were derived from the U.S. Treasury Bills.

         For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

         Shareholders will receive a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the total of all distributions which are taxable for calendar year 1999.

                                       25


=====================================NOTES======================================

                 John Hancock Funds - High Yield Tax-Free Fund












                                       26


=====================================NOTES======================================

                 John Hancock Funds - High Yield Tax-Free Fund













                                       27

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                   --------------------
       A Global Investment Management Firm                       Bulk Rate
                                                                U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                       PAID
1-800-225-5291  1-800-554-6713)(TDD)                           Randolph, MA
INTERNET: www.jhfunds.com                                      Permit No. 75
                                                            --------------------









--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock
High Yield Tax-Free Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      5900A 8/99
                                                                           10/99




                          ---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]





                                    Tax-Free

                                    BondFund

                                AUGUST 31, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm


                      -------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072
                  -------------------------------------------

==============================CHAIRMAN'S MESSAGE================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock
Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New
Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900.
Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John
Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive
Officer, flush right next to third paragraph.]
--------------------------------------------------------------------------------

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer
Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                       2


================================================================================

                 By Dianne Sales, CFA, Barry H. Evans, CFA, and
                  Frank A. Lucibella, CFA, Portfolio Managers

                                  John Hancock
                               Tax-Free Bond Fund

           Municipal bonds come under pressure as interest rates rise
           ----------------------------------------------------------

Growing inflationary fears and rising interest rates muted municipal bond returns over the last 12 months. While significant price rises have yet to appear, the fear of inflation has engineered a turnaround in interest rates since last August. Although the period began amid a favorable interest-rate environment, late 1998 signaled a change in both investor sentiment and the bond market's direction. The three interest-rate cuts by the Federal Reserve last fall appeared to have worked as intended: U.S. economic growth rebounded, while much of Asia and Latin America started to show signs of life. But then, better-than-expected global economic growth, combined with occasional spikes in commodity prices and a tight labor market, fanned fears that inflation was on the rise. Nervous investors pushed bond yields higher and bond prices lower in response. To help choke off inflation and calm the bond markets, the Fed reversed course by raising short-term interest rates in June and again in August.

         Relative to their taxable counterparts, municipals fared reasonably well, although they were unable to produce positive results over the last year.
Early on, municipals lagged U.S. Treasuries, suffering from a flood of supply as issuers refinanced old or issued new debt at low interest rates. So far in 1999, however, municipals have significantly outpaced Treasuries as supply dropped between 20% and 25%.

Fund performance

For the 12 months ended August 31, 1999, John Hancock Tax-Free Bond Fund's Class
A and Class

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Tax-Free
Bond Fund. Caption below reads "Fund management team members (l-r): "Barry
Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
--------------------------------------------------------------------------------

"...the fear of inflation has engineered a turnaround in interest rates since last August."

                                       3

================================================================================

                    John Hancock Funds - Tax-Free Bond Fund


"The Fund benefited from continued refunding activity over the year..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided  into nine  sections  (from top to left):  Housing 3%,  Water &
Sewer 3%, General  Obligation 7%,  Industrial  Development 8%, Pollution Control
13%, Health 15%, Other 17% and Transportation  20%. A note below the chart reads
"As a percentage of net assets on August 31, 1999."]
--------------------------------------------------------------------------------

B shares returned -0.93% and -1.67%, respectively, at net asset value. By comparison, the average general municipal bond fund returned -1.63%, according to Lipper, Inc.1 Class C shares, which were introduced on April 1, 1999, returned -2.86% from inception through August 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Performance review

The Fund benefited from continued refunding activity over the year, resulting in significant credit upgrades and improved price performance. For example, our holdings the Foothill/Eastern Transportation Corridor Agency were upgraded as a result of a refinancing in 1999.

--------------------------------------------------------------------------------
[Table at bottom of left hand column  entitled  "Scorecard".  The header for the left  column is  "Investment"  and the  header  for the right  column is "Recent
Performance...and  What's Behind the Numbers".  The first listing is High-coupon bonds  followed by an up arrow with the phrase "Prices fell less as rates rose."
The second listing is  Foothill/Eastern  Trans.  Agency  followed by an up arrow with the phrase  "Credit  upgrade." The third listing is Hospital bonds followed by a down arrow with the phrase  "Government  cutbacks hurt  reimbursements."  A note below the
--------------------------------------------------------------------------------

         Bonds that offered high amounts of current income - and were somewhat cushioned from price declines as rates rose - held up relatively well. In contrast, many of the Fund's health-care holdings were disappointments. Recent reductions in Medicare and Medicaid reimbursements, along with rising labor costs, have reduced operation margins, casting a pall over the entire health-care sector.

Managing interest-rate sensitivity

The Fund was also well served by opportune shifts in duration throughout the year. Duration measures a bond's sensitivity to interest-rate changes. The longer the duration, the more a bond's price rises when rates fall and falls when rates rise. From September through December of 1998, we maintained a somewhat longer duration posture, which provided gains as interest rates fell.
That slightly longer duration was a slight disadvantage when interest rates suddenly increased in early 1999, although we moved to shorten duration late in the first quarter. During most of the spring and summer, we maintained a more defensive posture, keeping the Fund's duration slightly shorter than the average fund based on our view that interest rates were headed higher.

Market shift presents opportunities

As interest rates rose, the municipal market presented us with attractive opportunities to do some minor restructuring of the Fund's holdings. Rising bond yields allowed us to swap some lower-yielding bonds for some comparably rated higher-yielding securities with similar maturities at relatively cheap prices.

         In addition, we continued to focus on adding call protection at a time when investors were focused on other bond attributes. Call protection

                                       4

================================================================================

                    John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31,  1999." The chart is scaled in  increments  of .5% with -3.0% at the bottom and 1.0% at the top.  The first bar represents the -0.93% total return for John Hancock Tax-Free Bond Fund
Class A. The second bar  represents  the -1.67%  total  return for John  Hancock
Tax-Free  Bond Fund Class B. The third bar  represents  the -2.86%* total return for John  Hancock  Tax-Free  Bond Fund Class C. The fourth  bar  represents  the
-1.63% return for Average  general  municipal  bond fund. A note below the chart reads "Total returns for John Hancock  Tax-Free Bond Fund are at net asset value with all  distributions  reinvested.  The average general municipal bond fund is tracked by Lipper, Inc.1 See the following two pages for historical  performance information. * From inception April 1, 1999 through August 31, 1999."]
--------------------------------------------------------------------------------

guards against a bond being redeemed by its issuer for a certain period of time.
Good call protection is especially important in periods when interest rates are falling, because issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away" or redeemed early, investors are forced to reinvest their money in bonds with lower yields.

         With rates on the rise during the past six months, however, investors generally weren't as concerned about call protection and tended to favor higher-yielding callable bonds. But since call-protected bonds insulate us from "re-investment risk" if rates resume their decline, and they do no worse than callable bonds when rates are on the rise, we jumped at the chance to add them at relatively cheap prices. In addition, we believe that given relative scarcity, there is typcially improved liquidity and demand for these structures.

Outlook

Looking ahead, the macro environment is somewhat murky. Although the Fed raised interest rates to rein in the U.S. economy, the intended slowdown hasn't yet materialized. Our view is that inflationary pressures have indeed increased, as demonstrated by rising commodity prices and tight labor markets. Without definitive signs of a slowdown, there is still a chance that the Fed could raise interest rates again.

         Beyond that, however, we're more optimistic. We feel it's reasonable to assume that higher interest rates and Y2K fears will slow economic growth by year end. However, slower U.S. growth may be offset by strong growth overseas.
So for now, we plan to keep the Fund's duration a bit shorter than average and emphasize bonds with high coupons that provide a cushion against price declines when rates are on the rise.

         As for the municipal market, technical factors continue to be favorable. Since 1998, the supply of municipals has dwindled. In addition, municipal bonds offer attractive values relative to U.S. Treasuries. Issuance is down, tax revenues are up and credits are generally improving. For investors looking to capitalize on solid fundamental values, as well as maximizing tax-free income, the municipal bond market will offer plenty of opportunity.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"As for the municipal market, technical factors continue to be favorable."


                                       5

================================================================================

                    John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Tax-Free Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results.
Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                        SINCE
                                                    ONE      FIVE     INCEPTION
                                                    YEAR     YEARS    (1/5/90)
                                                   -------  -------   --------

Cumulative Total Returns                           (2.89%)   32.38%     92.69%
Average Annual Total Returns(1)                    (2.89%)    5.77%      7.16%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                      SINCE
                                                  ONE      FIVE     INCEPTION
                                                  YEAR     YEARS    (12/31/91)
                                                 -------  -------    --------

Cumulative Total Returns                         (3.93%)   31.51%     56.72%
Average Annual Total Returns(1)                  (3.93%)    5.63%      6.17%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                       SINCE
                                                                     INCEPTION
                                                                      (4/1/99)
                                                                      --------

Cumulative Total Return                                               (3.06%)
Average Annual Total Return(1)                                        (3.06%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of August 31, 1999

                                                                     SEC 30-DAY
                                                                        YIELD
                                                                      --------
John Hancock Tax-Free Bond Fund: Class A                                4.60%
John Hancock Tax-Free Bond Fund: Class B                                4.06%
John Hancock Tax-Free Bond Fund: Class C                                3.93%

Notes to Performance

(1) The Adviser voluntarily reduced a portion of the management fee, the
    Distributor reduced the distribution and service fees and the custodian fee was offset with balance credits during the periods shown. Without the reductions of expenses and the offset, the average annual total return for the one-year, five-year and since inception periods for Class A shares would have been
    (2.99%), 5.60% and 6.84%, respectively. The average annual total returns for the one-year, five-year and since inception periods for Class B shares would have been (4.03%), 5.46% and 5.95%, respectively. The average annual total return for the since inception period for Class C shares would have been (3.06%).

(2) Not annualized.

                                       6

================================================================================

                    John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock
Tax-Free Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Line chart with the heading John Hancock Tax-Free Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond
Fund on January 5, 1990, before sales charge, and is equal to $20,046 as of
August 31, 1999. The second line represents the Lehman Brothers Municipal Bond
Index and is equal to $19,616 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free
Bond Fund, after sales charge, and is equal to $19,147 as of August 31, 1999.

Line chart with the heading John Hancock Tax-Free Bond Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman
Brothers Municipal Bond Index and is equal to $16,304 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund on December 31, 1991, before sales charge, and is equal to $15,552 as of August 31, 1999.

Line chart with the heading John Hancock Tax-Free Bond Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman
Brothers Municipal Bond Index and is equal to $9,780 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund on April 1, 1999, before sales charge, and is equal to $9,714 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free Bond Fund, after sales charge, and is equal to $9,617 as of August 31, 1999.

* No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

                                       7

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $651,966,870)..............   $697,498,005
 Cash ..........................................................      7,270,983
 Receivable for investments sold ...............................          5,000
 Receivable for shares sold ....................................         69,556
 Interest receivable ...........................................     10,039,177
 Other assets ..................................................        138,078
                                                                 --------------
                          Total Assets .........................    715,020,799
                          -----------------------------------------------------
Liabilities:
 Payable for shares repurchased ................................        134,639
 Payable for investments purchased .............................      5,127,080
 Dividend payable ..............................................         70,425
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................        540,195
 Accounts payable and accrued expenses .........................         86,371
                                                                 --------------
                          Total Liabilities ....................      5,958,710
                          -----------------------------------------------------
Net Assets:
 Capital paid-in ...............................................    682,439,289
 Accumulated net realized loss on investments and
  financial futures contracts ..................................    (20,027,567)
 Net unrealized appreciation of investments ....................     45,531,135
 Undistributed net investment income ...........................      1,119,232
                                                                 --------------
                          Net Assets ...........................   $709,062,089
                          =====================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $564,877,471/54,514,254 .............................         $10.36
 ==============================================================================
 Class B - $143,830,377/13,880,542 .............................         $10.36
 ==============================================================================
 Class C* - $354,241/34,186 ....................................         $10.36
 ==============================================================================
Maximum Offering Price Per Share**
 Class A - ($10.36 x 104.71%) ..................................         $10.85
 ==============================================================================

 * Class C shares commenced operations on April 1, 1999.
** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Interest ......................................................    $45,661,481
                                                                 --------------
 Expenses:
  Investment management fee - Note B ...........................      4,058,587
  Distribution and service fee - Note B
   Class A .....................................................      1,475,911
   Class B .....................................................      1,712,862
   Class C .....................................................            665
  Transfer agent fee - Note B ..................................        792,552
  Custodian fee ................................................        163,161
  Accounting and legal services fee - Note B ...................        118,257
  Miscellaneous ................................................         63,850
  Trustees' fees ...............................................         49,790
  Registration and filing fees .................................         43,376
  Auditing fee .................................................         40,308
  Printing .....................................................         30,744
  Interest expense - Note A ....................................         28,496
  Legal fees ...................................................          6,968
  Less: Distribution and service fee reduction - Note B
   Class A .....................................................       (590,364)
   Class B .....................................................       (171,286)
                                                                 --------------
                          Total Expenses .......................      7,823,877
                          -----------------------------------------------------
                          Less Expense Reductions -
                          Note B ...............................        (59,116)
                          -----------------------------------------------------
                          Net Expenses .........................      7,764,761
                          -----------------------------------------------------
                          Net Investment Income ................     37,896,720
                          -----------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
 Financial Futures Contracts:
 Net realized gain on investments sold .........................      2,385,456
 Net realized loss on financial futures contracts ..............     (1,535,475)
 Change in net unrealized appreciation/depreciation
  of investments ...............................................    (45,888,965)
 Change in net unrealized appreciation/depreciation
  of financial futures contracts ...............................       (151,757)
                                                                    -----------
                          Net Realized and Unrealized
                          Loss on Investments and
                          Financial Futures Contracts ..........    (45,190,741)
                          -----------------------------------------------------
                          Net Decrease in Net Assets
                          Resulting from Operations ............    ($7,294,021)
                          =====================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED AUGUST 31,
                                                                               ----------------------------------------------
                                                                                      1998                       1999
                                                                               -------------------       --------------------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ......................................................       $39,308,327               $37,896,720
 Net realized gain on investments sold and financial futures contracts ......         3,421,148                   849,981
 Change in net unrealized appreciation/depreciation of
  investments and financial futures contracts ...............................        24,618,507               (46,040,722)
                                                                                ---------------           ---------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...........        67,347,982                (7,294,021)
                                                                                ---------------           ---------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.5609 and $0.5574 per share, respectively) ...................       (30,751,765)              (30,376,771)
  Class B - ($0.4794 and $0.4762 per share, respectively) ...................        (8,591,825)               (7,517,041)
  Class C** - (none and $0.1924 per share, respectively) ....................             -                        (2,908)
                                                                                ---------------           ---------------
  Total Distributions to Shareholders .......................................       (39,343,590)              (37,896,720)
                                                                                ---------------           ---------------
From Fund Share Transactions - Net:* ........................................       (37,820,203)              (30,737,583)
                                                                                ---------------           ---------------
Net Assets:
 Beginning of period ........................................................       794,806,224               784,990,413
                                                                                ---------------           ---------------
 End of period (including undistributed net investment income
  of $1,118,337 and $1,119,232, respectively) ...............................      $784,990,413              $709,062,089
                                                                                ===============           ===============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                 YEAR ENDED AUGUST 31,
                                      -------------------------------------------------------------------------
                                                   1998                                     1999
                                      -------------------------------------------------------------------------
                                          SHARES            AMOUNT                SHARES            AMOUNT
                                      -------------     ----------------      -------------     ---------------
CLASS A
 Shares sold ........................    9,452,430        $102,833,221          29,957,288        $323,426,503
 Shares reinvested ..................    2,056,575          22,345,666           2,025,165          21,893,127
                                      ------------    ----------------        ------------    ----------------
                                        11,509,005         125,178,887          31,982,453         345,319,630
 Less shares repurchased ............  (12,463,378)       (135,519,593)        (32,044,727)       (345,890,290)
                                      ------------    ----------------        ------------    ----------------
 Net decrease .......................     (954,373)       ($10,340,706)            (62,274)          ($570,660)
                                      ============    ================        ============    ================
CLASS B
 Shares sold ........................    1,812,250         $19,737,401           2,216,028         $24,165,631
 Shares reinvested ..................      419,825           4,561,374             393,735           4,252,442
                                      ------------    ----------------        ------------    ----------------
                                         2,232,075          24,298,775           2,609,763          28,418,073
 Less shares repurchased ............   (4,765,668)        (51,778,272)         (5,448,577)        (58,948,184)
                                      ------------    ----------------        ------------    ----------------
 Net decrease .......................   (2,533,593)       ($27,479,497)         (2,838,814)       ($30,530,111)
                                      ============    ================        ============    ================
CLASS C**
 Shares sold ........................        -                   -                  34,495            $366,449
 Shares reinvested ..................        -                   -                     170               1,789
                                      ------------    ----------------        ------------    ----------------
                                             -                   -                  34,665             368,238
 Less shares repurchased ............        -                   -                    (479)             (5,050)
                                      ------------    ----------------        ------------    ----------------
 Net increase .......................        -                   -                  34,186            $363,188
                                      ============    ================        ============    ================

** Class C shares commenced operations on April 1, 1999.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                            YEAR ENDED DECEMBER 31,    PERIOD FROM         YEAR ENDED AUGUST 31,
                                                            ----------------------  JANUARY 1, 1996 TO  --------------------------
                                                             1994(1)      1995      AUGUST 31, 1996(8)   1997      1998      1999
                                                            --------    --------    ------------------  -------   ------   -------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period.......................  $10.96        $9.39        $10.67       $10.27    $10.63    $11.01
                                                            --------     --------      --------     --------  --------  --------
 Net Investment Income .....................................    0.58         0.57(2)       0.40         0.59      0.56(2)   0.56(2)
 Net Realized and Unrealized Gain (Loss) on Investments ....   (1.58)        1.28         (0.41)        0.36      0.38     (0.65)
                                                            --------     --------      --------     --------  --------  --------
  Total from Investment Operations .........................   (1.00)        1.85         (0.01)        0.95      0.94     (0.09)
                                                            --------     --------      --------     --------  --------  --------
 Less Distributions:
 Dividends from Net Investment Income ......................   (0.57)       (0.57)        (0.39)       (0.59)    (0.56)    (0.56)
                                                            --------     --------      --------     --------  --------  --------
 Net Asset Value, End of Period ............................   $9.39       $10.67        $10.27       $10.63    $11.01    $10.36
                                                            ========     ========      ========     ========  ========  ========
 Total Investment Return at Net Asset Value (3) ............  (9.28%)      20.20%        (0.01%)(4)    9.44%     9.08%    (0.93%)
 Total Adjusted Investment Return at Net Asset Value (3,5) .  (9.39%)      20.08%        (0.09%)(4)    9.38%     9.06%    (1.04%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..................$114,539     $118,797      $560,863     $590,185  $600,905  $564,877
 Ratio of Expenses to Average Net Assets ...................   0.85%        0.85%         0.85%(7)     0.85%     0.85%     0.86%(11)
 Ratio of Adjusted Expenses to Average Net Assets (6) ......   0.96%        0.97%         0.98%(7)     0.91%     0.87%     0.96%
 Ratio of Net Investment Income to Average Net Assets ......   5.72%        5.67%         5.75%(7)     5.61%     5.16%     5.14%
 Ratio of Adjusted Net Investment Income to
  Average Net Assets (6) ...................................   5.61%        5.55%(7)      5.62%        5.55%     5.14%     5.03%
 Portfolio Turnover Rate ...................................    107%         113%          116%(9)       46%(9)    24%       13%
 Fee Reduction Per Share ...................................   $0.01        $0.01(2)      $0.01(2)     $0.01     $0.01(2)   0.00(10)


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,    PERIOD FROM         YEAR ENDED AUGUST 31,
                                                            ----------------------  JANUARY 1, 1996 TO  --------------------------
                                                             1994(1)      1995      AUGUST 31, 1996(8)   1997      1998      1999
                                                            --------    --------    ------------------  -------   ------   -------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period .....................   $10.96      $9.38         $10.67       $10.27    $10.63     $11.01
                                                            --------   --------       --------     --------  --------   --------
 Net Investment Income ....................................     0.50       0.50(2)        0.34         0.51      0.48(2)    0.48(2)
 Net Realized and Unrealized Gain (Loss) on Investments ...    (1.58)      1.28          (0.40)        0.36      0.38      (0.65)
                                                            --------   --------       --------     --------  --------   --------
  Total from Investment Operations ........................    (1.08)      1.78          (0.06)        0.87      0.86      (0.17)
                                                            --------   --------       --------     --------  --------   --------
 Less Distributions:
 Dividends from Net Investment Income .....................    (0.50)     (0.49)         (0.34)       (0.51)    (0.48)     (0.48)
                                                            --------   --------       --------     --------  --------   --------
 Net Asset Value, End of Period ...........................    $9.38     $10.67         $10.27       $10.63    $11.01     $10.36
                                                            ========   ========       ========     ========  ========   ========

 Total Investment Return at Net Asset Value (3) ...........  (10.05%)    19.41%         (0.51%)(4)    8.63%     8.27%     (1.67%)
 Total Adjusted Investment Return at Net Asset Value (3,5)   (10.16%)    19.29%         (0.59%)(4)    8.57%     8.25%     (1.78%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .................  $70,243    $76,824        $81,177     $204,621  $184,085   $143,830
 Ratio of Expenses to Average Net Assets ..................    1.60%      1.60%          1.60%(7)     1.60%     1.60%      1.61%(11)
 Ratio of Adjusted Expenses to Average Net Assets (6) .....    1.71%      1.72%          1.73%(7)     1.66%     1.62%      1.71%
 Ratio of Net Investment Income to Average Net Assets .....    4.97%      4.90%          4.91%(7)     4.85%     4.41%      4.39%
 Ratio of Adjusted Net Investment Income to
   Average Net Assets (6) .................................    4.86%      4.78%          4.78%(7)     4.79%     4.39%      4.28%
 Portfolio Turnover Rate ..................................     107%       113%           116%(9)       46%(9)    24%        13%
 Fee Reduction Per Share ..................................    $0.01      $0.01(2)       $0.01(2)     $0.01     $0.01(2)    0.00(10)



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                    PERIOD FROM
                                                                                   APRIL 1, 1999
                                                                                  (COMMENCEMENT OF
                                                                                     OPERATIONS)
                                                                                 TO AUGUST 31, 1999
                                                                                --------------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...................................             $10.86
                                                                                  ----------
 Net Investment Income (2)...............................................               0.19
 Net Realized and Unrealized Loss on Investments ........................              (0.50)
                                                                                  ----------
  Total from Investment Operations ......................................              (0.31)
                                                                                  ----------
 Less Distributions:
 Dividends from Net Investment Income ...................................              (0.19)
                                                                                  ----------
 Net Asset Value, End of Period .........................................             $10.36
                                                                                  ==========

 Total Investment Return at Net Asset Value (3) .........................             (2.86%)(4)
 Total Adjusted Investment Return at Net Asset Value (3,5) ..............             (2.86%)(4)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...............................               $354
 Ratio of Expenses to Average Net Assets ................................              1.71%(7,11)
 Ratio of Adjusted Expenses to Average Net Assets (6) ...................              1.71%(7)
 Ratio of Net Investment Income to Average Net Assets ...................              4.29%(7)
 Ratio of Adjusted Net Investment Income to
   Average Net Assets (6) ...............................................              4.28%(7)
 Portfolio Turnover Rate ................................................                13%
 Fee Reduction Per Share ................................................               0.00(10)



 (1)  On December 22, 1994 John Hancock Advisers, Inc. became the investment adviser of the Fund.
 (2)  Based on the average of the shares outstanding at the end of each month.
 (3)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (4)  Not annualized.
 (5)  An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
 (6)  Unreimbursed, without fee reduction.
 (7)  Annualized.
 (8)  Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.
 (9)  Portfolio turnover excludes merger activity.
(10)  Less than $0.01 per share.
(11)  For the period ended August 31, 1999, the ratio of expenses to average net assets for the Fund excludes the effect of expense reductions.  If expense reductions were included, the ratio of expenses to average net assets would have been 0.85% for Class A and 1.60% for Class B.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Tax-Free Bond Fund on August 31, 1999. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

TAX-EXEMPT LONG-TERM BONDS
Alabama (0.67%)
 Alabama State Docks Department,
  Docks Facil Rev Ref Ser 1998 .....................   5.250%     10-01-12      AAA          $4,245      $4,228,911      5.27%
 Citronelle Industrial Development Board,
  Poll Control Rev Stauffer Chemical Co Proj 1982 ..   8.000      12-01-12      A1              500         518,950      7.71
                                                                                                         ----------
                                                                                                          4,747,861
                                                                                                         ----------
Alaska (0.31%)
 Alaska Housing Finance Corp,
  Coll Home Mtg Ser B-1 GNMA Coll ..................   7.650      06-01-24      AAA           1,050       1,098,993      7.31
 Valdez Alaska Marine Terminal,
  Rev Ref Sohio Pipe Line Co Proj Ser 1985 .........   7.125      12-01-25      AA+           1,000       1,077,230      6.61
                                                                                                         ----------
                                                                                                          2,176,223
                                                                                                         ----------
Arizona (2.15%)
 Arizona Health Facilities Auth,
  Hosp Sys Rev Ref Phoenix Memorial Hosp Proj ......   8.200      06-01-21      BB            2,150       2,212,027      7.97
 Arizona Municipal Financing Program,
  Cert of Part Ser 25 ..............................   7.875      08-01-14      AAA           1,000       1,230,930      6.40
 Coconino County Pollution Control Corp,
  Poll Control Rev 1997 Ser B
   Tucson Elec Pwr Co Navajo Proj ..................   7.000      10-01-32      B             2,000       2,125,420      6.59
 Maricopa County Pollution Control Corp,
  Poll Control Rev Ref Ser A
   Public Service Co Palo Verde Proj ...............   6.375      08-15-23      BBB-          8,550       8,631,652      6.31
 Navajo County Industrial Development Auth,
  Ind'l Devel Rev Stone Container Corp Proj ........   7.200      06-01-27      B             1,000       1,065,590      6.76
                                                                                                         ----------
                                                                                                         15,265,619
                                                                                                         ----------
Arkansas (0.05%)
 Arkansas Development Finance Auth,
  Single Family Mtg Rev Ref Ser 1991 A .............   8.000      08-15-11      AA              315         326,189      7.73
                                                                                                         ----------
California (16.21%)
 California Statewide Communities Development Auth,
  Ins Rev Ref Cert of Part Hlth Facil Eskaton, Inc.    5.875      05-01-20      A+            4,000       4,019,680      5.85
 Central Valley Financing Auth,
  Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993   6.200      07-01-20      BBB-          6,000       6,509,340      5.71



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

California (continued)
 Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A......    Zero       01-01-19      BBB-         $36,600     $12,347,742     5.70%
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A .....    Zero       01-01-20      BBB-          10,000       3,170,400     5.73
  Toll Rd Rev Fixed Rate Current Int Ser 1995A ....   6.000%      01-01-16      BBB-          19,800      21,514,482     5.52
  Toll Road Rev Ref Cap Apprec ....................    Zero       01-15-25      BBB-           5,000       1,040,400     6.28
 Madera, County of,
  Cert of Part Valley Childrens Hosp ..............   6.500       03-15-15      AAA           13,185      14,800,822     5.79
 Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
   Millbrae Proj ..................................   7.375       09-01-27      BB             1,000       1,032,310     7.14
 Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A ..............   6.250       01-01-30      BB+            4,000       3,841,280     6.51
 Sacramento Cogeneration Auth,
  Cogeneration Proj Rev Procter & Gamble  Proj ....   6.500       07-01-21      BBB-           3,750       4,192,725     5.81
 Sacramento Municipal Utilities District,
  Ind'l Devel Rev Ref San Diego Gas &
   Electric Ser C Inflos ..........................   9.375#      08-15-18      AAA            1,000       1,116,250     8.40
 San Bernardino, County of,
  Cert of Part Ref Medical Center Fin Proj ........   5.500       08-01-17      AAA            9,130       9,181,311     5.47
  Cert of Part Ref Medical Center Fin Proj ........   5.500       08-01-22      A-             2,500       2,411,575     5.70
 San Diego Redevelopment Agency,
  Tax Alloc City Heights Proj Ser 1999A ...........   5.750       09-01-23      BB             1,025         936,840     6.29
 San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj ............   8.500       12-01-26      BB             2,000       2,222,580     7.65
 San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec ..................    Zero       01-01-10      AAA            6,250       3,673,375     5.21
  Toll Rd Rev Ref Conv Cap Apprec Ser 1997A .......    Zero       01-15-17      BBB-          10,000       6,255,000     2.72
  Toll Rd Rev Sr Lien Cap Apprec ..................    Zero       01-01-14      AAA            5,000       2,290,950     5.52
  Toll Rd Rev Sr Lien Cap Apprec ..................    Zero       01-01-17      AAA            4,900       1,862,245     5.66
  Toll Rd Rev Sr Lien Cap Apprec ..................    Zero       01-01-19      AAA           15,510       5,232,609     5.70
  Toll Rd Rev Sr Lien Cap Apprec ..................    Zero       01-01-20      AAA            2,000         634,080     5.73
  Toll Rd Rev Sr Lien Cap Apprec ..................    Zero       01-01-23      AAA            7,500       1,984,500     5.78
 San Jose Financing Auth,
  Rev Ser B Community Facil Proj ..................   5.625       11-15-18      A+             2,500       2,495,400     5.64
 Santa Ana Financing Auth,
  Lease Rev Police Admin & Holding Facil Ser A ....   6.250       07-01-19      AAA            2,000       2,187,220     5.72
                                                                                                         -----------
                                                                                                         114,953,116
                                                                                                         -----------
Colorado (2.44%)
 Arapahoe County Capital Improvement Trust Fund,
  Highway Rev Current Ser E-470 ...................   6.950       08-31-20      AAA            5,000       5,729,900     6.06
 Colorado Housing Finance Auth,
  Single Family Prog Sr Iss A-2 ...................   7.625       08-01-17      AAA              300         307,314     7.44
 Denver, City and County of,
  Airport Sys Rev Ser 1992A Preref ................   7.250       11-15-25      AAA            1,980       2,188,989     6.56
  Airport Sys Rev Ser 1994A Preref ................   7.500       11-15-23      BBB+             535         615,566     6.52
  Airport Sys Rev Ser 1994A Unref Bal .............   7.500       11-15-23      BBB+           2,565       2,835,325     6.78
 Douglas County School District No. Re. 1,
  Douglas and Elbert Counties Imp Ser 1994A .......   6.400       12-15-11      AAA            1,400       1,536,990     5.83


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

Colorado (continued)
 Metropolitan Football Stadium,
  Dist Sales Tax Rev Cap Apprec Ser 1999A ..........     Zero      01-01-10     AAA          $5,250      $3,045,525       5.34%
  Dist Sales Tax Rev Cap Apprec Ser 1999A ..........     Zero      01-01-12     AAA           2,000       1,021,800       5.52
                                                                                                         ----------
                                                                                                         17,281,409
                                                                                                         ----------
Connecticut (0.15%)
 Connecticut Health and Educational Facilities Auth,
  Rev Ser D Univ of Hartford .......................    6.800%     07-01-22     BBB-          1,000       1,030,490       6.60
                                                                                                         ----------
Delaware (0.98%)
 Delaware State Economic Development Auth,
  Rev Ref Poll Control Ser B Delmarva Pwr Proj .....    6.750      05-01-19     AAA           6,500       6,924,320       6.34
                                                                                                         ----------
Florida (4.94%)
 Dade, County of,
  Professional Sports Franchise Facil
   Tax Rev Cap Apprec ..............................     Zero      10-01-27     AAA           5,500       1,082,070       5.87
 Florida State Board of Education,
  Cap Outlay Rev Ref Pub Ed Ser 2000A** ............    5.750      06-01-22     AA+           4,000       3,952,040       5.82
 Hernando County Industrial Development Auth,
  Rev Ref 2nd Fla Crushed Stone Co .................    8.500      12-01-14     BBB-            200         219,374       7.75
 Hernando, County of,
  Rev Criminal Justice Complex Fin Proj ............    7.650      07-01-16     AAA             500         620,770       6.16
 Hillsborough County Aviation Auth,
  Rev Ser B Tampa International Airport ............    6.000      10-01-17     AAA           5,880       6,227,743       5.66
 Hillsborough, County of,
  Ref Util Rev Ser 1991A ...........................    7.000      08-01-14     BBB+          1,245       1,308,109       6.66
 Jacksonville Electric Auth,
  Elec Sys Rev Ser 3-A .............................    5.250      10-01-28     AA            9,000       8,367,390       5.65
 Lee, County of,
  Hosp Board of Directors Hosp Rev Inflos ..........    9.570#     04-01-20     AAA           2,000       2,210,000       8.66
 Orange County Health Facilities Auth,
  Hosp Orlando Regional Medical Center Rev Inflos ..    9.050#     10-29-21     AAA           1,000       1,121,250       8.07
 Orange County School Board,
  Cert of Part Ref Ser 1997A .......................     Zero      08-01-13     AAA          10,365       4,838,382       5.55
 Orlando Utilities Commission,
  Wtr & Elec Sub Rev Ser 1989D .....................    6.750      10-01-17     AA-           2,200       2,514,424       5.91
 Orlando, City of,
  Spec Assessment Rev Ser 1998A
   Conroy Rd Interchange Proj ......................    5.800      05-01-26     BB+           1,000         925,420       6.27
 Tampa, City of,
  Health Sys Rev Ref Ser 1998A-1
   Catholic Health East Oblig Group ................    5.500      11-15-14     AAA           1,615       1,631,457       5.44
                                                                                                         ----------
                                                                                                         35,018,429
                                                                                                         ----------
Georgia (3.63%)
 Atlanta, City of,
  Atlanta Water & Wastewater Rev Ref Ser 1999A .....    5.500      11-01-22     AAA           2,000       1,986,880       5.54


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

Georgia (continued)
 Georgia Municipal Electric Auth,
  Power Rev Ser Y .................................    6.500%     01-01-17      AAA          $3,500      $3,883,390      5.86%
  Pwr Rev Ref Ser BB ..............................    5.700      01-01-19      A             1,000       1,008,550      5.65
  Pwr Rev Ser C ...................................    5.700      01-01-19      AAA           5,000       5,081,850      5.61
  Pwr Rev Ser EE ..................................    7.250      01-01-24      AAA           2,000       2,426,240      5.98
  Pwr Rev Ser Z ...................................    5.500      01-01-20      AAA           5,840       5,858,046      5.48
 Monroe County Development Auth,
  Poll Control Rev Ser A Oglethorpe Pwr
   Corp Scherer Proj ..............................    6.800      01-01-12      A             1,000       1,115,970      6.09
 Savannah Hospital Auth,
  Rev Ref & Imp Candler Hosp Proj .................    7.000      01-01-23      Ba1           4,000       4,371,080      6.41
                                                                                                         ----------
                                                                                                         25,732,006
                                                                                                         ----------
Illinois (3.35%)
 Chicago, City of,
  Chicago-O'Hare Int'l Airport Gen Airport
   Rev 1990 Ser A .................................    7.500      01-01-16      A+            2,000       2,056,960      7.29
  Chicago-O'Hare Int'l Airport Int'l Terminal
   Spec Rev Ser 1992 ..............................    6.750      01-01-12      AAA           3,000       3,166,110      6.40
  Chicago-O'Hare Int'l Airport Spec Facil
   Rev Ser 1990A
   American Airlines Proj .........................    7.875      11-01-25      BBB-          3,000       3,148,500      7.50
  Skyway Toll Bridge Rev Ref Ser 1994 .............    6.750      01-01-17      AAA           2,000       2,209,040      6.11
 Godfrey, City of,
  United Methodist Village Rev Ser 1999A ..........    5.875      11-15-29      BB+           1,825       1,630,765      6.57
 Illinois Development Finance Auth,
  Poll Control Rev Ref Commonwealth Edison Co Proj     5.850      01-15-14      BBB+          3,000       2,917,470      6.02
  Rev Ref Ser A Columbus Cuneo Cabrini Proj .......    8.500      02-01-15      AA            2,150       2,233,893      8.18
 Illinois Health Facilities Auth,
  Rev Methodist Hlth Serv Corp Ser 1991 B .........    9.922#     05-01-21      AAA           1,000       1,118,750      8.87
  Rev Ref Friendship Vlg Schamburg ................    6.750      12-01-08      A-            1,640       1,696,186      6.53
  Rev Ref Ser 1992 Mercy Hosp & Medical Center Proj    7.000      01-01-07      BBB           1,500       1,582,365      6.64
  Rev Swedish-American Hosp .......................    7.400      04-01-20      AAA             750         780,292      7.11
 Illinois Industrial Pollution Control Financing Auth,
  Rev Great Lakes Carbon Corp Proj ................    7.125      10-01-01      BB+             705         705,451      7.12
 Robbins, County of,
  Res Recovery Rev Ser A Robbins Res Recovery Partners 8.375      10-15-16      BB            1,000         537,500     15.58
                                                                                                         ----------
                                                                                                         23,783,282
                                                                                                         ----------
Indiana (0.31%)
 Wabash, County of,
  Solid Waste Disp Rev Jefferson Smurfit Corp Proj     7.500      06-01-26      BB            2,000       2,172,700      6.90
                                                                                                         ----------
Iowa (0.13%)
 Iowa Finance Auth,
  Health Care Facil Rev Ref Care Initiatives Proj
   Ser B ..........................................    5.750      07-01-18      BB            1,000         928,310      6.19
                                                                                                         ----------
Kentucky (0.89%)
 Kenton County Airport Board,
  Rev Spec Facil Delta Airlines Proj Ser 1992A ....    6.750      02-01-02      BBB-          2,000       2,067,380      6.53
  Rev Spec Facil Delta Airlines Proj Ser 1992A ....    7.500      02-01-12      BBB-          2,000       2,121,520      7.07
  Rev Spec Facil Delta Airlines Proj Ser 1992A ....    7.125      02-01-21      BBB-          2,000       2,111,520      6.75
                                                                                                         ----------
                                                                                                          6,300,420
                                                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

Louisiana (2.26%)
 Calcasieu Parish Industrial Development Board,
  Poll Control Rev Ref Ser 1992
   Gulf States Util Co Proj ........................    6.750%    10-01-12      BB+          $2,975       $3,078,173     6.52%
 De Soto, Parish of,
  Rev Environ Imp Rev Int'l Paper Co Proj Ser A ....    7.700     11-01-18      BBB+          2,750        3,070,018     6.90
 Louisiana Public Facilities Auth,
  Progressive Hlthcare Rev Ser 1998B ...............    6.375     10-01-20      BB-           1,245        1,159,805     6.84
  Rev Ser B Alton Ochsner Medical Funding Proj .....    6.500     05-15-22      AAA           3,405        3,603,580     6.14
 St. Charles, Parish of,
  Poll Control Rev Ser 1991 Louisiana Pwr &
   Light Co Proj ...................................    7.500     06-01-21      BBB           4,000        4,195,080     7.15
 West Feliciana, Parish of,
  Poll Control Rev Ser D Gulf States Utilities Co ..    5.800     12-01-15      BB+           1,000          944,150     6.14
                                                                                                          ----------
                                                                                                          16,050,806
                                                                                                          ----------
Maryland (0.56%)
 Municipal Mortgage & Equity, LLC, Ser A (R) .......    6.875     06-30-09      BBB-          4,000        3,992,760     6.89
                                                                                                          ----------
Massachusetts (5.20%)
 Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref .............    6.000     11-01-28      Ba2           2,000        1,869,760     6.42
  Rev Boston Univ Ser 1999P ........................    6.000     05-15-59      BBB+          2,000        1,986,920     6.04
 Massachusetts Health and Educational Facilities Auth,
  Rev Brigham & Women's Hosp Iss Ser D .............    6.750     07-01-24      AAA           2,450        2,607,510     6.34
  Rev Lowell Gen Hosp Iss Ser A ....................    8.400     06-01-11      AAA           1,100        1,197,020     7.72
  Rev New England Deaconess Hosp Iss Ser D .........    6.625     04-01-12      AAA           3,500        3,763,095     6.16
  Rev New England Deaconess Hosp Iss Ser D .........    6.875     04-01-22      AAA           5,960        6,444,071     6.36
  Rev St Elizabeth's Hosp of Boston Ser E ..........    9.846#    08-15-21      AAA           1,000        1,108,750     8.88
  Rev Worcester Polytechnic Institute Ser E ........    6.750     09-01-11      AAA           3,840        4,178,496     6.20
 Massachusetts Housing Finance Agency,
  Residential Dev 1992 Ser A .......................    6.900     11-15-24      AAA           2,700        2,867,508     6.50
 Massachusetts Municipal Wholesale Electric Co,
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of the
   Commonwealth of Mass ............................    6.750     07-01-17      BBB+          4,405        4,608,555     6.45
 Massachusetts State Water Pollution Abatement Trust,
  Wtr Poll Rev 1994 South Essex Swr District
    Loan Proj Ser A ................................    6.375     02-01-15      AA+           1,000        1,071,150     5.95
 Massachusetts, Commonwealth of,
  GO Consol Ln of 1994 Ser B .......................    6.000     08-01-14      AA-           2,000        2,163,980     5.55
 Plymouth, County of,
  Cert of Part Ser A ...............................    7.000     04-01-22      AA-           2,750        3,013,312     6.39
                                                                                                          ----------
                                                                                                          36,880,127
                                                                                                          ----------
Michigan (1.89%)
 Detroit, City of,
  GO Unltd Ser 1995 A ..............................    6.800     04-01-15      A-            1,315        1,466,856     6.10
 Michigan Housing Development Auth,
  Single Family Mtg Rev Ser A ......................    7.500     06-01-15      AA+             900          924,714     7.30
 Michigan State Hospital Finance Auth,
  Hosp Rev Ref Ser 1990A Bay Medical Center Hosp Proj   8.250     07-01-12      A3            2,160        2,273,724     7.84
  Hosp Rev Ref Ser 1995A Genesys Hlth Sys Oblig Group   8.100     10-01-13      AAA           3,000        3,585,840     6.78


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

Michigan (continued)
 Wayne Charter, County of,
  Spec Airport Facil Rev Ref Ser
   1995 Northwest Airlines Inc. ....................   6.750%     12-01-15      BB+          $4,975       $5,140,916     6.53%
                                                                                                          ----------
                                                                                                          13,392,050
                                                                                                          ----------
Minnesota (0.95%)
 Minneapolis, City of,
  Rev Ref Walker Methodist Sr Servs Ser 1998A ......   5.875      11-15-18      BB+           1,500        1,421,400     6.20
  Rev Ref Walker Methodist Sr Servs Ser 1998A ......   6.000      11-15-28      BB+           1,500        1,425,330     6.31
 Southern Minnesota Municipal Power Agency,
  Pwr Supply Sys Rev Cap Apprec Ser A ..............    Zero      01-01-23      AAA          15,000        3,892,350     5.87
                                                                                                          ----------
                                                                                                           6,739,080
                                                                                                          ----------
Mississippi (1.59%)
 Mississippi Business Finance Corp.,
  Miss Poll Control Rev Ref
   Sys Energy Resource Inc Proj ....................   5.900      05-01-22      BBB-          4,000        3,748,440     6.30
 Mississippi Home Corp,
  Single Family Sr Rev Ref Ser 1990A ...............   9.250      03-01-12      AAA              55           57,627     8.83
 Mississippi Hospital Equipment and Facilities Auth,
  Rev Ser A Rush Memorial Foundation Proj ..........   8.750      01-01-16      Baa3          2,000        2,153,220     8.13
 Washington, County of,
  Poll Control Rev Ref Mississippi Pwr &
   Light Co Proj ...................................   7.000      04-01-22      Baa3          5,000        5,322,350     6.58
                                                                                                          ----------
                                                                                                          11,281,637
                                                                                                          ----------
Nebraska (0.18%)
 Omaha Public Power District,
  Elec Sys Rev 1992 Ser B ..........................   6.200      02-01-17      Aa2           1,200        1,294,476     5.75
                                                                                                          ----------
Nevada (1.58%)
 Clark, County of,
  Ind'l Development Rev Ser A Southwest Gas Corp Proj  6.500      12-01-33      BBB-         10,000       10,313,900     6.30
 Nevada Housing Division,
  Single Family Proj Sr Rev Ser 1989 Iss A-1 .......   7.350      04-01-16      AA              650          661,297     7.22
  Single Family Proj Sr Rev Ser 1990 Iss C-1 .......   7.850      10-01-15      AA              195          200,372     7.64
 Nevada, State of,
  GO Ltd Tax Municipal Bond Bank Proj No. 38
   Ser A Unref Bal .................................   6.750      07-01-09      AA               25           26,727     6.31
                                                                                                          ----------
                                                                                                          11,202,296
                                                                                                          ----------
New Jersey (1.57%)
 Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing Proj ..   9.875      01-01-21      BB-           1,100        1,303,192     8.34
 New Jersey Economic Development Auth,
  1st Mtg Rev Ser A Winchester Gardens .............   8.500      11-01-16      BB+             100          111,284     7.64
  Rev Ref Ind'l Development Newark Airport
   Marriott Hotel Proj .............................   7.000      10-01-14      BBB-          4,000        4,254,800     6.58
  Rev Ref Ser J Holt Hauling Proj ..................   8.500      11-01-23      BBB           2,500        2,774,225     7.66
 New Jersey Health Care Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj ..........   8.000      07-01-27      BB+           1,370        1,416,827     7.74
 New Jersey Turnpike Auth,
  Turnpike Rev Ser 1984 ............................  10.375      01-01-03      AAA           1,140        1,265,571     9.35
                                                                                                          ----------
                                                                                                          11,125,899
                                                                                                          ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

New Mexico (0.30%)
 Farmington, City of,
  Poll Control Rev 1997 Ser A Tucson Elec Pwr Co
   San Juan Proj ..................................    6.950%      10-01-20     B            $2,000       $2,092,760     6.64%
                                                                                                          ----------
New York (10.62%)
 Dutchess County Resource Recovery Agency,
  Rev Solid Waste Sys Ser A** .....................    5.350       01-01-12     AAA           1,235        1,226,516     5.39
 Islip Community Development Agency,
  Community Dev Rev Ref NY Institute of
   Technology Proj ................................    7.500       03-01-26     BB-           2,500        2,672,575     7.02
 Long Island Power Auth,
  Elec Sys Rev Cap Apprec Ser 1998A ...............     Zero       12-01-17     AAA           1,965          704,531     5.70
 New York City Industrial Development Agency,
  Rev Ref LaGuardia Assoc LP Proj .................    6.000       11-01-28     BB+           2,500        2,381,325     6.30
 New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Ref Cap Apprec Fiscal 1998 Ser D    Zero       06-15-19     A             5,000        1,619,100     5.78
 New York Local Government Assistance Corp,
  Rev Ref Cap Apprec Ser 1993 C ...................     Zero       04-01-14     AAA           7,210        3,254,233     5.53
  Ser 1992 A Pub Benefit Corp .....................    6.875       04-01-19     A+            5,000        5,411,250     6.35
 New York State Dormitory Auth,
  City Univ Sys Consol Rev 2nd Generation Ser 1993A    5.750       07-01-09     BBB+          1,000        1,028,650     5.59
  Cornell Univ Rev Ser 1990A ......................    7.375       07-01-30     AA            1,000        1,045,800     7.05
  State Univ Ed Facil Rev Iss Ser 1990B ...........    7.500       05-15-11     A               500          578,870     6.48
  State Univ Ed Facil Rev Ser 1993A ...............    5.500       05-15-19     A             1,000          982,610     5.60
 New York State Energy Research and Development Auth,
  Elec Facil Rev Ser 1990A Preref .................    7.150       06-01-20     A-            1,370        1,489,738     6.58
 New York State Environmental Facilities Corp,
  State Wtr Poll Control Rev Rites Ser PA-174 .....    9.692#      06-15-11     AAA           2,000        2,455,000     7.90
  State Wtr Poll Control Revolving Fund
   Rev Ser 1990A ..................................    7.500       06-15-12     AA            2,370        2,478,262     7.17
 New York State Housing Finance Agency,
  State Univ Construction Ref 1986 Ser A ..........    8.000       05-01-11     AAA           2,000        2,460,060     6.50
 New York State Medical Care Facilities Finance Agency,
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref     7.875       08-15-08     AAA             345          364,879     7.45
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref     7.875       08-15-20     AAA             420          444,200     7.45
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal  7.875       08-15-20     A3               35           36,807     7.49
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal  7.875       08-15-08     A3              155          163,254     7.48
  Mental Hlth Serv Facil Imp Rev 1991 Ser A Preref     7.750       08-15-11     AAA           1,795        1,920,058     7.25
  Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal  7.750       08-15-11     A3              205          217,716     7.30
 New York, City of,
  GO Cap Apprec Ref Fiscal 1998 Ser G .............     Zero       08-01-08     A-            6,000        3,806,160     5.17
  GO Fiscal 1991 Ser D Preref .....................    8.000       08-01-04     A-              185          200,692     7.37
  GO Fiscal 1991 Ser D Unref Bal ..................    8.000       08-01-04     A-               10           10,773     7.43
  GO Fiscal 1991 Ser F Preref .....................    8.200       11-15-03     AAA           1,145        1,258,275     7.46
  GO Fiscal 1991 Ser F Unref Bal ..................    8.200       11-15-03     A-              105          114,487     7.52
  GO Fiscal 1992 Ser A Preref .....................    7.750       08-15-12     A-            2,000        2,163,900     7.16
  GO Fiscal 1992 Ser D Preref .....................    7.700       02-01-09     A-              985        1,076,447     7.05
  GO Fiscal 1992 Ser D Unref Bal ..................    7.700       02-01-09     A-               15           16,246     7.11
  GO Fiscal 1992 Ser H Preref .....................    7.000       02-01-08     A-            1,840        1,979,766     6.51
  GO Fiscal 1992 Ser H Unref Bal ..................    7.000       02-01-08     A-              160          170,754     6.56


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       20


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

New York (continued)
 New York, City of (continued),
  GO Fiscal 1995 Ser B Preref ......................   7.000%     08-15-16      A-          $3,000        $3,360,900     6.25%
  GO Fiscal 1996 Ser J .............................   5.500      02-15-26      A-           2,000         1,898,580     5.79
  GO Rev Ref Ad Valorem Property Tax Ser D .........   5.750      08-15-13      A-           3,170         3,217,709     5.66
 Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4 ...............   6.750      10-01-19      BBB         11,000        11,843,920     6.27
 Triborough Bridge & Tunnel Auth,
  Gen Purpose Rev Ser 1993 .........................    Zero      01-01-22      AAA         20,755         5,844,193     5.76
  Gen Purpose Rev Ser R ............................   7.375      01-01-16      AAA          1,600         1,643,600     7.18
  Gen Purpose Rev Ser X ............................   6.500      01-01-19      A+           1,250         1,319,600     6.16
  Spec Oblig Ref Ser 1991B .........................   6.875      01-01-15      A-           2,300         2,414,609     6.55
                                                                                                          ----------
                                                                                                          75,276,045
                                                                                                          ----------
North Carolina (1.74%)
 North Carolina Municipal Power Agency Number 1,
  Catawba Elec Rev Ser 1992 ........................   5.750     01-01-15       AAA          7,410         7,451,644     5.72
  Catawba Elec Rev Ser 1993 ........................   5.000     01-01-15       AAA          5,220         4,874,645     5.35
                                                                                                          ----------
                                                                                                          12,326,289
                                                                                                          ----------
Ohio (4.33%)
 Akron, City of,
  Cert of Part Akron Municipal Baseball Stadium Proj    Zero     12-01-16       BBB          1,000           943,880     0.34
 Cleveland Public Power System,
  Elec Sys Rev 1st Mtg Ser 1994A ...................   7.000     11-15-16       AAA          5,860         6,634,340     6.18
  Elec Sys Rev 1st Mtg Ser A .......................   7.000     11-15-24       AAA          4,200         4,754,988     6.18
 Franklin, County of,
  Hosp Facil Ref & Imp Rev Ser 1990B
   Riverside United Methodist Hosp Proj ............   7.600     05-15-20       AAA          1,000         1,046,320     7.26
 Lorain, County of,
  Health Care Fac Rev Ref Ser A Kendal At Oberlin Proj 5.250     02-01-21       BBB          2,000         1,735,840     6.05
  Rev 1st Mtg Ser A Kendal At Oberlin Proj .........   8.625     02-01-22       AA           3,865         4,301,436     7.75
 Ohio State Air Quality Development Auth,
  Rev Adj Ser B Columbus & South Proj ..............   6.250     12-01-20       Baa1         4,500         4,572,090     6.15
  Rev Ref Ohio Pwr Co Ser 1999C ....................   5.150     05-01-26       AAA          1,500         1,379,790     5.60
 Ohio State Water Development Auth,
  Poll Control Facil Rev Ref Ser 1995
   Cleveland Elec Co Proj ..........................   7.700     08-01-25       BB+          2,800         3,077,088     7.01
 Ohio, State of,
  Solid Waste Rev Ref CSC Ltd Proj .................   8.500     08-01-22       BB           1,825         1,841,772     8.42
 Student Loan Funding Corp,
  Sub Rev Ser B Cincinnati Ohio Student Loan .......   8.875     08-01-08       BBB-           415           426,014     8.65
                                                                                                          ----------
                                                                                                          30,713,558
                                                                                                          ----------
Oklahoma (0.48%)
 Oklahoma Development Finance Auth,
  Rev Ref Hillcrest Hlth Sys Ser 1999A .............   5.625     08-15-29       BBB+         1,500         1,344,360     6.28
 Tulsa Municipal Airport Trust, Trustees of,
  Rev Ser 1988 American Airlines Inc ...............   7.375     12-01-20       BBB-         2,000         2,084,920     7.07
                                                                                                          ----------
                                                                                                           3,429,280
                                                                                                          ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       21


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

Oregon (0.50%)
 Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj ..........    7.125%      01-01-21     BBB-         $3,400       $3,569,558     6.79%
                                                                                                          ----------
Pennsylvania (8.22%)
 Allegheny County Hospital Development Auth,
  Rev Hlth & Ed Rehab Institute of Pitt ...........    7.000       06-01-22     AA            1,500        1,628,085     6.45
 Allegheny County Industrial Development Auth,
  Rev Ref Ser 1994A Environmental Imp USX Corp Proj    6.700       12-01-20     BBB-         10,000       10,337,300     6.48
 Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A
   Toledo Edison Co Beaver Valley Proj ............    7.750       05-01-20     BB+           2,200        2,440,130     6.99
 Delaware County Auth,
  1st Mtg Rev Riddle Village Proj .................    7.000       06-01-26     BBB-          1,250        1,265,525     6.91
 Delaware County Industrial Development Auth,
  Poll Control Rev Ref 1991 Ser A
   Philadelphia Elec Co Proj ......................    7.375       04-01-21     A             5,095        5,397,439     6.96
 Lehigh County General Purpose Auth,
  Rev KidsPeace Oblig Group .......................    6.000       11-01-18     BB            2,000        1,899,480     6.32
 Northumberland County Auth,
  Commonwealth Lease Rev Ser 1991 .................    6.250       10-15-09     AAA           1,000        1,042,800     5.99
 Pennsylvania Convention Center Auth,
  Rev Ref Ser 1994A ...............................    6.700       09-01-14     BBB           4,950        5,320,359     6.23
 Pennsylvania Economic Development Finance Auth,
  Resource Recovery Rev Ser 1994D Colver Proj .....    7.125       12-01-15     BBB-          7,000        7,558,810     6.60
  Resource Recovery Rev Ser 1994 D Colver Proj ....    7.150       12-01-18     BBB-          1,500        1,621,425     6.61
 Pennsylvania State Turnpike Commission,
  Turnpike Rev Ser N ..............................    6.500       12-01-13     AA-           2,840        3,008,497     6.14
 Philadelphia Hospitals and
   Higher Education Facilities Auth,
  Hosp Rev 1991 Ser A
   Philadelphia Protestant Home Proj ..............    8.625       07-01-21     AA            2,700        2,952,342     7.89
  Hosp Rev 1992 Ser A Childrens Seashore House Proj    7.000       08-15-12     A-            1,250        1,324,575     6.61
 Philadelphia Industrial Development Auth,
  Commercial Devel Rev Ref Ser A Doubletree Proj ..    6.500       10-01-27     BB+           1,000        1,020,380     6.37
  Commercial Devel Rev Ser 1995 Philadelphia
   Airport Hotel Proj .............................    7.750       12-01-17     B+            3,250        3,527,615     7.14
 Philadelphia, City of,
  Wtr & Swr Rev 16th Ser ..........................    7.500       08-01-10     AAA           3,000        3,240,390     6.94
 Scranton-Lackawanna Health and Welfare Auth,
  Rev Ser A Allied Services Rehabilitation Hosp Proj   7.600       07-15-20     BBB-          3,525        3,774,887     7.10
 Westmoreland County Industrial Development Auth,
  Rev Valley Landfill Proj ........................    5.100       05-01-18     BBB           1,000          933,230     5.46
                                                                                                          ----------
                                                                                                          58,293,269
                                                                                                          ----------
Puerto Rico (6.44%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico ....................    6.000       07-01-11     AAA             200          215,454     5.57
  Ref Pars & Inflos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico ....................    8.270#      07-01-11     AAA           6,500        7,499,375     7.17


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

Puerto Rico (continued)
 Puerto Rico Highway and Transportation Auth,
  Highway Rev Ser Y Res Int Tax-Exempt
   Sec Rec'ts Ser PA-114 (r) ......................    8.145%#     07-01-11     A-          $13,130      $15,280,431     7.00%
 Puerto Rico, Commonwealth of,
  GO Cap Apprec Ref Pub Imp Ser 1998 ..............     Zero       07-01-14     A             4,000        1,768,160     5.58
  GO Pub Imp Inverse Floater 1992A ................    8.084#      07-01-08     AAA           2,700        2,916,000     7.49
  GO Pub Imp Inverse Rate Securities Ser 1996 .....    7.939#      07-01-11     AAA          14,000       16,152,500     7.17
 Puerto Rico Infrastructure Financing Auth,
  Spec Tax Rev Ref Ser 1998A ......................    5.500       07-01-08     AAA           1,750        1,842,382     5.22
                                                                                                          ----------
                                                                                                          45,674,302
                                                                                                          ----------
South Carolina (1.36%)
 Florence, County of,
  Ind'l Dev Rev Stone Container Proj ..............    7.375       02-01-07     BB-           3,915        4,088,278     7.06
 Richland, County of,
  Poll Control Rev Union Camp Corp Proj Ser 1992 B     6.625       05-01-22     BBB+          2,460        2,569,495     6.34
  Poll Control Rev Union Camp Corp Proj Ser 1992 C     6.550       11-01-20     BBB+          1,000        1,032,970     6.34
 South Carolina Jobs-Economic Development Auth,
  Solid Waste Recycling Rev
   Santee River Rubber Proj  Ser A ................    8.000       12-01-14     BB-           2,000        1,928,020     8.30
                                                                                                          ----------
                                                                                                           9,618,763
                                                                                                          ----------
Tennessee (3.06%)
 Eastside Utility District of Hamilton,
  Waterworks Rev Iss ..............................    6.750       11-01-11     A             1,000        1,072,870     6.29
 Humphreys County Industrial Development Board,
  Solid Waste Disposal Rev E.I. Dupont
   Denemours and Co Proj ..........................    6.700       05-01-24     AA-           6,500        6,950,775     6.27
 Maury County Industrial Development Board,
  Multi-Modal Interchangeable Rate Poll Control Ref Rev
   Saturn Corp Proj ...............................    6.500       09-01-24     A             9,000        9,453,150     6.19
 Memphis-Shelby County Airport Auth,
  Rev Ref Federal Express Corp ....................    6.750       09-01-12     BBB           4,000        4,245,640     6.36
                                                                                                          ----------
                                                                                                          21,722,435
                                                                                                          ----------
Texas (4.98%)
 Austin, City of,
  Combined Util Sys Rev Ref Ser 1998 ..............    6.750       11-15-10     AAA            3,125       3,552,094     5.94
 Corpus Christi Housing Finance Corp,
  Single Family Mtg Sr Rev Ref Ser 1991 A .........    7.700       07-01-11     AAA              360         384,484     7.21
 Dallas-Fort Worth International Airport
  Facility Improvement, Rev American Airlines Inc .    7.250       11-01-30     BBB-          10,250      10,897,902     6.82
  Rev Delta Air Lines Inc .........................    7.600       11-01-11     BBB-           3,000       3,180,750     7.17
 Ector County Hospital District,
  Hosp Rev 1992 ...................................    7.300       04-15-12     AAA            4,000       4,366,920     6.69
 El Paso Housing Finance Corp,
  Single Family Mtg Rev Ref Bonds 1991 Ser A ......    8.750       10-01-11     A2               335         357,103     8.21
 El Paso International Airport,
  Rev Ref Spec Facil Marriott Corp Proj ...........    7.750       03-01-12     B1             1,410       1,475,932     7.40


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

Texas (continued)
 Harris County Health Facilities Development Corp,
  Hosp Rev Ser 1988A Saint Luke's Episcopal Hosp Proj  8.250%     02-15-08      AAA          $2,475       $2,525,391      8.09%
 Houston Independent School District,
  Pub Facil Corp Lease Rev Cap Apprec
   Ser A Cesar E Chavez............................     Zero      09-15-16      AAA           1,000          374,380      5.85
 Houston, City of,
  Spec Facil Rev Ser C Continental Airline Inc ....    6.125      07-15-27      BB            4,000        3,820,000      6.41
  Wtr & Swr Sys Rev Ref Prior Lien Ser B Preref ...    6.750      12-01-08      Aaa             180          193,061      6.29
  Wtr & Swr Sys Rev Ref Prior Lien Ser B Unref Bal     6.750      12-01-08      A+            1,320        1,402,540      6.35
 North Central Texas Health Facilities Development,
  Hospital Rev Baylor Univ Medical Center Ser 1991A   10.029#     05-15-16      AA            1,000        1,118,750      8.96
 Texas, State of,
  Veterans' Land Board GO .........................    7.125      12-01-09      AA            1,000        1,027,360      6.94
  Veterans' Land Board GO Preref ..................    8.250      12-01-10      AAA             610          616,930      8.16
                                                                                                          ----------
                                                                                                          35,293,597
                                                                                                          ----------
Utah (0.33%)
 Carbon, County of,
  Solid Waste Disp Rev Ref Ser A
   East Carbon Development Corp ...................    9.000      07-01-12      BBB-          1,000        1,056,120      8.52
 Salt Lake City Hospital,
  Rev Ref Ser A ...................................    8.125      05-15-15      AAA           1,000        1,227,470      6.62
 Utah Housing Finance Agency,
  Single Family Mtg Sr 1990 Iss B-2 ...............    7.700      07-01-15      AAA              35           35,716      7.55
  Single Family Mtg Sr 1991 Iss B-1 ...............    7.500      07-01-16      AAA              35           36,196      7.25
                                                                                                          ----------
                                                                                                           2,355,502
                                                                                                          ----------
Virgin Islands (0.48%)
 Virgin Islands Public Finance Auth,
  Rev Sub Lien Fund Ln Notes Ser 1998E ............    5.875      10-01-18      BB+           2,500        2,480,050      5.92
 Virgin Islands Water & Power Auth,
  Wtr Sys Rev Ref .................................    5.500      07-01-17      BB+           1,000          918,940      5.99
                                                                                                          ----------
                                                                                                           3,398,990
                                                                                                          ----------
Virginia (1.38%)
 Arlington County Industrial Development Auth,
  Hosp Facil Rev Arlington Hosp Ser 1991 A ........    7.125      09-01-21      AAA             500          537,480      6.63
 Fairfax County Industrial Develpment Auth,
  Rev RITES .......................................    9.877#     08-29-23      AA            1,000        1,127,500      8.76
 Fredericksburg Industrial Auth,
  Hosp Facil Rev ..................................    9.773#     08-15-23      AAA           1,500        1,680,000      8.73
 Pittsylvania County Industrial Development Auth,
  Rev Ser A Exempt Facil ..........................    7.550      01-01-19      BB            3,500        3,735,410      7.07
 Pocahontas Parkway Assn,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C .....     Zero      08-15-24      Ba1           4,800          913,488      6.76
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C .....     Zero      08-15-25      Ba1           5,000          890,350      6.76
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C .....     Zero      08-15-26      Ba1           5,500          916,355      6.76
                                                                                                          ----------
                                                                                                           9,800,583
                                                                                                          ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



                                                                                           PAR VALUE                    YIELD
                                                     INTEREST     MATURITY      CREDIT       (000s          MARKET        AT
STATE, ISSUER, DESCRIPTION                             RATE         DATE        RATING*     OMITTED)        VALUE       MARKET +
--------------------------                           --------     --------      -------    ---------        ------      --------

Washington (1.42%)
 Seattle, City of,
  Municipal Light & Pwr Rev 1994 ...................   6.625%      07-01-16     AA           $3,600       $3,983,472     5.99%
 Spokane County Industrial Development Corp,
  Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj    7.600       03-01-27     BB-           1,250        1,326,962     7.16
 Tacoma Electric System,
  Rev VRDN/RIBS Iss of 1991 ........................   9.246#      01-02-15     AAA           1,000        1,092,500     8.46
 Washington Public Power Supply System,
  Nuclear Proj No. 1 Ref Rev Ser 1989B .............   7.125       07-01-16     AA-           1,500        1,743,330     6.13
 Washington, State of,
  GO Ser A of 1990 .................................   6.750       02-01-15     AA+           1,000        1,138,860     5.93
 Washington, University of,
  Hsg & Dining Rev Preref ..........................   7.000       12-01-21     AAA             595          642,267     6.48
  Hsg & Dining Rev Preref ..........................   7.000       12-01-21     AAA              35           37,780     6.48
  Hsg & Dining Rev Unref Bal .......................   7.000       12-01-21     AAA             120          128,346     6.54
                                                                                                          ----------
                                                                                                          10,093,517
                                                                                                          ----------
Wisconsin (0.74%)
 Sturgeon Bay Combined Utilities,
  Door County Combined Util Mtg Rev Ser 1990 Preref    7.500       01-01-10     AAA             770          802,633     7.20
  Door County Combined Util Mtg Rev Ser 1990 Unref Bal 7.500       01-01-10     AAA             230          239,419     7.20
 Wisconsin Public Power,
  Pwr Supply Sys Rev Ser 1990A .....................   7.400       07-01-20     AAA           4,000        4,198,000     7.05
                                                                                                          ----------
                                                                                                           5,240,052
                                                                                                          ----------
                                                   TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                (Cost $651,966,870)         (98.37%)     697,498,005
                                                                                            -------      -----------
                                                  OTHER ASSETS AND LIABILITIES, NET          (1.63%)      11,564,084
                                                                                            -------      -----------
                                                                   TOTAL NET ASSETS        (100.00%)    $709,062,089
                                                                                           ========     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       25


==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund



NOTES TO SCHEDULE OF INVESTMENTS

(r) Direct placement security is restricted as to resale. This security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's bylaws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:



                                                                                                        MARKET
                                                                                                      VALUE AS A         MARKET
                                                                                                      PERCENTAGE         VALUE
                                                                       ACQUISITION     ACQUISITION     OF FUND'S         AS OF
ISSUER, DESCRIPTION                                                       DATE            COST        NET ASSETS    AUGUST 31, 1999
-------------------                                                    -----------     -----------    ----------    ---------------

Puerto Rico Highway and Transportation Auth,
 Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts Ser PA-114
  8.145%, 07-01-11 .............................................        04-02-96       $14,925,160       2.16%       $15,280,431



(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,992,760 or 0.56% of net assets as of August 31, 1999.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** These securities having an aggregate value of $5,178,556 or 0.73% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $5,323,979 of Commonwealth of Puerto Rico, 7.939%, 07-01-11, has been segregated to cover the when-issued commitments.

  + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

  # Represents rate in effect on August 31, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Tax-Free Bond Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Tax-Free Bond Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1999 assigned to the various sector categories.

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                   OF FUND'S
SECTOR DISTRIBUTION                                                NET ASSETS
-------------------                                             ---------------

General Obligation...........................................        7.26%
Revenue Bonds - Airport .....................................        0.80
Revenue Bonds - Authority ...................................        1.19
Revenue Bonds - Bridge & Toll Road ..........................        0.88
Revenue Bonds - Building ....................................        0.09
Revenue Bonds - Combined ....................................        0.64
Revenue Bonds - Education ...................................        3.01
Revenue Bonds - Electric ....................................       14.48
Revenue Bonds - Environment .................................        0.35
Revenue Bonds - Facility ....................................        0.43
Revenue Bonds - Financial ...................................        0.17
Revenue Bonds - General Purpose .............................        0.27
Revenue Bonds - Health ......................................       14.87
Revenue Bonds - Highway .....................................        0.38
Revenue Bonds - Hospital ....................................        0.48
Revenue Bonds - Housing .....................................        2.63
Revenue Bonds - Industrial Development ......................        7.75
Revenue Bonds - Lease .......................................        0.13
Revenue Bonds - Other .......................................        4.65
Revenue Bonds - Pollution Control ...........................       13.48
Revenue Bonds - Recreational Facility .......................        0.57
Revenue Bonds - Special Tax .................................        0.26
Revenue Bonds - School ......................................        0.74
Revenue Bonds - Solid Waste Disposal ........................        0.44
Revenue Bonds - Special Assessment ..........................        0.13
Revenue Bonds - Transportation ..............................       19.54
Revenue Bonds - Water & Sewer ...............................        2.75
                                                               ----------
                             TOTAL TAX-EXEMPT LONG-TERM BONDS      98.37%
                                                               ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - Tax-Free Bond Fund


NOTE A -

ACCOUNTING POLICIES

John Hancock Tax-Free Bond Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Tax-Free Bond Fund (the "Fund") and John Hancock High Yield Tax-Free Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Fund issued Class C shares for the first time on April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,097,999 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 - $6,942,366 and August 31, 2003 -$5,155,633.
Availability of a certain amount of these loss carryforwards which were acquired on December 6, 1996 in the merger with John Hancock Managed Tax-Exempt Fund, may be limited in a given year. Additionally, net capital losses of $1,397,050 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (September 1, 1999) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - Tax-Free Bond Fund


PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The maximum loan balance outstanding during the year amounted to $11,000,000. The annualized interest rate charged during the period ranged from 5.1875% thru 5.8750%. At August 31, 1999, there were no outstanding borrowings.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         There were no open positions in financial futures contracts for the year ended August 31, 1999.

OPTIONS The Fund may buy or sell options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options will be valued at the average of the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - Tax-Free Bond Fund


         The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

         There were no written option transactions for the year ended August 31, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000 and (c) 0.45% of the Fund's average daily net asset value in excess of $1,000,000,000.

         The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.85%, 1.60% and 1.70% of the average net assets attributable to Class A and Class B and Class C, respectively. This limitation may be discontinued at any time.

         The Fund has an agreement with its custodian bank under which $59,116 of custodian fees have been reduced by balance credits applied during the year ended August 31, 1999. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $672,963. Out of this amount, $21,505 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $301,766 was paid as sales commissions to unrelated broker-dealers and $349,692 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1999 the contingent deferred sales charges received by JH Funds amounted to $339,999.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. There were no contingent deferred sales charges received by JH Funds for the year ended August 31, 1999.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - Tax-Free Bond Fund


         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fees pursuant to Class A and Class B plans to 0.15% and 0.90% of the average daily net assets, respectively. Accordingly, the reduction in the distribution and service fee amounted to $590,364 and $171,286 for Class A and Class B, respectively, for the year ended August 31, 1999. This limitation may be discontinued at any time. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1999, aggregated $98,777,066 and $137,759,519, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1999.

         The cost of investments owned at August 31, 1999 for federal income tax purposes was $651,966,870. Gross unrealized appreciation and depreciation of investments aggregated $50,328,831 and $4,797,696 respectively, resulting in net unrealized appreciation of $45,531,135.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $2,645, an increase in undistributed net investment income of $895 and a decrease in capital paid-in of $3,540. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                    John Hancock Funds - Tax-Free Bond Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Tax-Free Bond Trust-
 John Hancock Tax-Free Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Tax-Free Bond Fund (the "Fund"), one of the port-folios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers, and other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Tax-Free Bond Fund of the John Hancock Tax-Free Bond Trust at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

/s/Ernst & Young
----------------

Boston, Massachusetts
October 8, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1999.

         None of the 1999 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.92% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 16.79%.

         None of the income dividends were derived from the U.S. Treasury Bills.

         For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

         Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the total of all distributions which are taxable for calendar year 1999.

======================================NOTES=====================================

                    John Hancock Funds - Tax-Free Bond Fund

======================================NOTES=====================================

                    John Hancock Funds - Tax-Free Bond Fund

======================================NOTES=====================================

                    John Hancock Funds - Tax-Free Bond Fund

================================================================================


[LOGO] JOHN HANCOCK FUNDS                                      -----------------
       A Global Investment Management Firm                         Bulk Rate
                                                                  U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                         PAID
1-800-225-5291  1-800-554-6713 (TDD)                              Randolph, MA
INTERNET: www.jhfunds.com                                        Permit No. 75
                                                               -----------------













--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Tax-Free Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.



[LOGO] Printed on Recycled Paper                                      5200A 8/99
                                                                           10/99